NEUBERGER BERMAN EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

        Investor Class Shares, Advisor Class Shares, Trust Class Shares,
                         and Institutional Class Shares

                             DATED December 16, 2000

Neuberger Berman Century Fund          Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund          Neuberger Berman Guardian Fund
Neuberger Berman International Fund    Neuberger Berman Manhattan Fund
Neuberger Berman Millennium Fund       Neuberger Berman Partners Fund
Neuberger Berman Regency Fund          Neuberger Berman Socially Responsive Fund

                        Neuberger Berman Technology Fund
================================================================================

              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700


         Neuberger Berman Century Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Socially Responsive Fund, and Neuberger Berman Technology Fund (each a "Fund") are mutual funds that offer shares pursuant to a Prospectus dated December 16, 2000.

         The Prospectus for your share class provides more information about the Funds that an investor should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the prospectus carefully before investing.

         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

         The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund names in this SAI are either service marks or registered trademarks of NB Management.(C)2000 Neuberger Berman Management Inc.



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                                TABLE OF CONTENTS
                                                                            Page

INVESTMENT INFORMATION.........................................................1
     Investment Policies and Limitations.......................................1
     Cash Management and Temporary Defensive Positions.........................5
     Investment Insight........................................................5
              Neuberger Berman Century Fund....................................5
              Neuberger Berman Focus Fund......................................7
              Neuberger Berman Genesis Fund....................................8
              Neuberger Berman Guardian Fund..................................10
              Neuberger Berman International Fund.............................11
              Neuberger Berman Manhattan Fund.................................13
              Neuberger Berman Millennium Fund................................14
              Neuberger Berman Partners Fund..................................16
              Neuberger Berman Regency Fund...................................17
              Neuberger Berman Socially Responsive Fund.......................19
              Neuberger Berman Technology Fund................................20
     Additional Investment Information........................................21
     Neuberger Berman Focus Fund - Description of Economic Sectors............43
     Neuberger Berman Socially Responsive Fund - Description of Social
        Policy................................................................45

PERFORMANCE INFORMATION.......................................................48
     Total Return Computations................................................48
     Comparative Information..................................................51
     Other Performance Information............................................52

CERTAIN RISK CONSIDERATIONS...................................................53

TRUSTEES AND OFFICERS.........................................................53

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................61
     Investment Manager and Administrator.....................................61
     Sub-Adviser..............................................................70
     Investment Companies Managed.............................................71
     Codes of Ethics..........................................................72
     Management and Control of NB Management and Neuberger Berman.............72

DISTRIBUTION ARRANGEMENTS.....................................................73
         Distribution and Shareholder Services Plan...........................74

ADDITIONAL PURCHASE INFORMATION...............................................76
         Share Prices and Net Asset Value.....................................76
         Automatic Investing and Dollar Cost Averaging........................77

ADDITIONAL EXCHANGE INFORMATION...............................................78


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ADDITIONAL REDEMPTION INFORMATION.............................................81
         Suspension of Redemptions............................................81
         Redemptions in Kind..................................................81

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................82

ADDITIONAL TAX INFORMATION....................................................82
         Taxation of the Funds................................................82
         Taxation of the Funds' Shareholders..................................85

FUND TRANSACTIONS.............................................................86
         Portfolio Turnover...................................................94

REPORTS TO SHAREHOLDERS.......................................................94

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................94

CUSTODIAN AND TRANSFER AGENT..................................................95

INDEPENDENT AUDITORS/ACCOUNTANTS..............................................96

LEGAL COUNSEL.................................................................96

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................96

REGISTRATION STATEMENT.......................................................106

FINANCIAL STATEMENTS.........................................................107

Appendix A...................................................................A-1
         RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.....................A-1


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                             INVESTMENT INFORMATION

         Each Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

         Through December 15, 2000 the Funds' Advisor Class, Investor Class, Trust Class, and Institutional Class shares were organized as feeder funds in a master-feeder structure rather than a multiple-class structure. As feeder funds their names were Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series, respectively. Financial and performance information in this SAI is that of the predecessor feeder funds.

         The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

         (1) 67% of the total units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

         (2) a majority of the outstanding shares of the Fund.

         These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS

         Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

         The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

         1. BORROWING (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and
(ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund's total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.


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         BORROWING  (NEUBERGER  BERMAN  INTERNATIONAL  FUND).  The  Fund may not
borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         2. COMMODITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options
(including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

         COMMODITIES (NEUBERGER BERMAN INTERNATIONAL FUND). The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

         3. DIVERSIFICATION. No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         4. INDUSTRY CONCENTRATION. No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         5. LENDING. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

         REAL ESTATE (NEUBERGER BERMAN INTERNATIONAL FUND). The Fund may not invest any part of its total assets in real estate or interests in real estate

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unless acquired as a result of the ownership of securities or  instruments,  but this restriction shall not prohibit the Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

         7. SENIOR SECURITIES. No Fund may issue senior securities, except as permitted under the 1940 Act.

         8. UNDERWRITING. No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

         For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

         Each Fund (except Neuberger Berman International, Neuberger Berman Millennium, and Neuberger Berman Socially Responsive Funds) has the following fundamental investment policy:

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         Neuberger   Berman   Millennium  Fund  and  Neuberger  Berman  Socially
Responsive Fund have the following fundamental investment policy:

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         Neuberger Berman International Fund has the following fundamental investment policy:

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

         1. BORROWING (ALL FUNDS EXCEPT NEUBERGER BERMAN INTERNATIONAL FUND). None of these Funds may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

         3. MARGIN TRANSACTIONS. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits

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as are necessary for the clearance of securities  transactions.  Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. FOREIGN SECURITIES (ALL FUNDS EXCEPT NEUBERGER BERMAN CENTURY, NEUBERGER BERMAN INTERNATIONAL, NEUBERGER BERMAN MILLENNIUM, AND NEUBERGER BERMAN TECHNOLOGY FUNDS). None of these Funds may invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

         FOREIGN SECURITIES (NEUBERGER BERMAN CENTURY, NEUBERGER BERMAN MILLENNIUM, AND NEUBERGER BERMAN TECHNOLOGY FUNDS). None of these Funds may invest more than 20% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including ADRs.

         5. ILLIQUID SECURITIES. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

         6. PLEDGING (NEUBERGER BERMAN GENESIS AND NEUBERGER BERMAN GUARDIAN FUNDS). Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman Genesis Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

         7. SECTOR CONCENTRATION (NEUBERGER BERMAN FOCUS FUND). The Fund may not invest more than 50% of its total assets in any one economic sector.

         8. INVESTMENTS IN ANY ONE ISSUER (NEUBERGER BERMAN INTERNATIONAL FUND). At the close of each quarter of the Fund's taxable year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC").

         9. SOCIAL POLICY (NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND). The Fund may not purchase securities of issuers who derive more than 5% of their total revenue from alcohol, tobacco, gambling, or weapons or that are involved in nuclear power.

         Although the Funds do not have policies limiting their investment in warrants, no Fund currently intends to invest in warrants unless acquired in units or attached to securities.


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         CASH  MANAGEMENT  AND  TEMPORARY  DEFENSIVE  POSITIONS.  For  temporary defensive  purposes,  or to manage cash pending investment or payout,  each Fund
(except   Neuberger  Berman  Socially   Responsive  Fund  and  Neuberger  Berman
International Fund) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

         For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman Socially Responsive Fund's assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman Socially Responsive Fund are selected with a concern for the social impact of each investment.

         For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman International Fund may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. Neuberger Berman International Fund may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

         Pursuant to an exemptive order received from the SEC, each Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management, to manage uninvested cash and cash collateral received in connection with securities lending. The money market fund does not invest in accordance with Socially Responsive Fund's Social Policy.

INVESTMENT INSIGHT

         Neuberger Berman's commitment to its asset management approach is reflected in the more than $125 million the organization's employees and their families have invested in the Neuberger Berman mutual funds.

         In advertisements, each Fund's allocation to a particular market sector(s) may be discussed as a way to demonstrate how the fund managers uncover stocks that they perceive to fit the Fund's investment parameters. These discussions may include references to current or former holdings of a Fund.

         NEUBERGER BERMAN CENTURY FUND

         INVESTMENT PROGRAM

         The Fund seeks long-term growth of capital; dividend income is a secondary goal. The Fund invests mainly in common stocks of large capitalization companies with strong earnings growth and the potential for higher earnings, priced at attractive levels relative to their growth rates.

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         INVESTMENT PROCESS

         Using both quantitative and qualitative research, the Fund manager seeks to build a portfolio of companies with high earnings growth rates and a median market capitalization that exceeds $10 billion. Stocks that meet his initial screens are then ranked according to factors that have historically enhanced performance, such as positive earnings surprises, upward earnings revisions, and low price/earnings to projected earnings growth rates (PEG ratios). Companies that rank in the top quintile of the remaining universe are targeted for further qualitative analysis. Before purchasing a stock, the Fund manager meets with companies' top managers. He uses these meetings to determine whether he believes the companies can sustain earnings growth and can continue to exceed consensus earnings projections. He also seeks input from Neuberger Berman's Boston-based Growth Equity Group, the 16-member New York-based research department, and guidance from other leading Wall Street analysts.

         1. Initial Focus Screens

         2. Proprietary Ranking System

         3. Top Quintile of Remaining Companies

         4. Fundamental Research

         5. Construct Fund

         PORTFOLIO CONSTRUCTION AND RISK MANAGEMENT

         The Fund manager believes that portfolio construction is as important to the investment process as stock selection. The portfolio spans numerous industry groups and includes many different kinds of companies. He also manages risk by identifying and controlling risk relative to the fund's benchmarks.

         SELL DISCIPLINE

         The Fund manager's dispassionate sell discipline quickly eliminates positions in companies with deteriorating fundamentals or that fail to meet his expectations. He also reduces positions when they have done so well that in his opinion, downside risk exceeds upside potential.

         CENTURY INVESTORS CAN EXPECT:

         o Experienced portfolio management

         o Companies we believe have the potential to become the next-generation growth leaders

         o Established large-cap companies with the potential for continued growth


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         INVESTMENT INSIGHT

         The investment approach for Century Fund is to focus on large companies whose earnings have consistently grown, because they may have a competitive advantage. Such a company may have a dominant market share, superior management or expanded on the strength of innovative products. Continued earnings growth is never guaranteed, but a track record of strong earnings growth warrants further investigation.

         NEUBERGER BERMAN FOCUS FUND

         INVESTMENT PROGRAM

         The Fund seeks long-term growth of capital and invests principally in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Fund normally makes at least 90% or more of its investments in not more than six sectors it identifies as undervalued.

         EMPHASIS   ON   QUALITY,    UNDERVALUED   COMPANIES   OF   ALL   MARKET
         CAPITALIZATIONS

         The Fund manager selects companies with solid fundamentals that he considers undervalued by the marketplace. Specifically, he looks for industry leaders with above-average earnings, established market niches, and sound future business prospects. He believes these types of organizations come in all sizes; therefore, he does not limit his selections to any particular capitalization range.

         A CONCENTRATED FUND

         In addition to his value bias, the Fund manager concentrates his efforts on six out of 13 possible economic sectors. Although the Fund is built one stock at a time, he has found that the conditions leading to an individual stock being undervalued similarly affect other companies in the same industries or sectors. Thus, an emphasis on relatively few sectors is a natural outgrowth of the fund's stock selection process. The Fund manager will dedicate no more than 50% of assets to any one sector and no more than 25% of assets to any one industry.

         BOTTOM-UP, VALUE-ORIENTED STOCK SELECTION PROCESS

         The Fund manager's bottom-up approach focuses on stocks that are currently out of favor, due to temporary setbacks. He also likes stocks that have been largely ignored by Wall Street, but that he believes still offer good long-term growth potential. He prefers to buy companies that are industry leaders, not those that he believes are undervalued for good reasons such as poor management or limited growth prospects. Ideal investment candidates are financially sound companies that have little or no debt and exhibit high returns on equity.

         THOROUGH RESEARCH EFFORT

         The Fund manager believes it's the management teams that drive companies and how they react to changes in their respective industries. As he explains, "The only way to come to those conclusions is to meet with the people

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

behind the stocks we like." Furthermore, he does not rely on a company's initial merits after its stock has been purchased. Instead, he prefers to revisit its fundamentals regularly and then, as a reality check, look back at the company's performance to see if it's consistently delivering.

         INVESTMENT PROCESS

         Qualitative Analysis

         o Meeting with Company Executives One-on-One

             Monitor Exposure to Economic Conditions

         o Interest Rate Changes

             Sector Analysis

             Stock Universe

         o Quantitative Analysis

         FOCUS INVESTORS CAN EXPECT:

         o Emphasis   on   quality,   undervalued   companies   of  all  market
           capitalizations

         o Focus on a few sectors at a time

         o Bottom-up, value-oriented stock selection process

         o Thorough research efforts

         INVESTMENT INSIGHT

         The investment approach for the Focus Fund involves looking for companies that have low price-to-earnings ratios, solid balance sheets, and strong management. The Fund manager often finds that these companies are concentrated in certain sectors of the economy, which prompts him to look further within these sectors for other companies that meet his criteria.

         NEUBERGER BERMAN GENESIS FUND

         INVESTMENT PROGRAM

         The Fund invests mainly in common stocks of small-capitalization companies and seeks undervalued companies whose current product lines and balance sheets are strong. The Fund regards companies with market capitalizations of up to $1.5 billion at the time of investment as small-cap companies.

         A SMALL-CAP VALUE BIAS

         The Fund co-managers employ a value bias in their stock selection process. They comb the universe of small-cap stocks specifically looking for those they consider cheap compared to the market as a whole. Depending on current market conditions, they sometimes find stocks that are cheap on an absolute basis as well. They primarily choose from a universe of small-cap companies whose total market valuation is less than $1.5 billion at the time of initial investment. The characteristics they look for may include above average returns, established market niches, high barriers to entry, strong capital bases, and sound future business prospects.

         A PHILOSOPHY THAT CONTRADICTS POPULAR INVESTMENT TRENDS

         The Fund co-managers focus on strong companies in industry niches that are often overlooked by investors because they lack an exciting new product or innovation. They aren't interested in buying experimental or cutting-edge technology names that often trade on high future expectations but have no established record of earnings. The rationale behind their approach is that companies in what may be considered "unexciting" industries to some, such as utilities and oil services, are a safer point of entry into the small-cap universe because, as they put it, "if there's not a lot of expectation built into a company, then it tends not to disappoint."

         SMALL COMPANIES, POTENTIALLY BIG OPPORTUNITIES

         The Fund co-managers favor the small-cap arena because they think it abounds with opportunities for the long-term investor, specifically small-caps' potential ability to grow earnings dramatically over time. According to one Fund co-manager, "Unlike large-cap stocks, small-cap companies are starting from a very low base and therefore may have the ability to grow dramatically."

         INVESTMENT PROCESS

         Qualitative Analysis

         Meetings with Company Executives One-on-One

         o 300 Face-to-Face Meetings per Year

         o Heavy Phone Contact

         Quantitative Characteristics

         o Low Price-to-Earnings Ratio

         o Low Price-to-Cash Flow Ratio

         GENESIS INVESTORS CAN EXPECT:

         o A small-cap value bias

         o A philosophy that contradicts popular investment trends

         o Small companies, potentially big opportunities

         INVESTMENT INSIGHT

         The Fund co-managers seek out small companies that are not well known and often found in unglamorous industries. Future growth is one area they focus on, but equally important to them is evidence of solid performance and a proven management team. As value investors, they look for stocks that are selling at attractive prices.


         NEUBERGER BERMAN GUARDIAN FUND

         INVESTMENT PROGRAM

         The Fund seeks long-term growth of capital and, secondarily, current income. The Fund invests primarily in stocks of long-established companies considered to be undervalued in comparison to stocks of similar companies. Using a value-oriented investment approach in selecting securities, the Fund looks for such factors as low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

         DISCIPLINED, LARGE-CAP VALUE ORIENTATION

         As part of its stock selection process, the Fund pursues a disciplined, value-driven investment style, which is Neuberger Berman's historic strength. Specifically, the Fund co-managers seek large-capitalization companies whose stock prices are substantially undervalued. Characteristics of these firms may include: solid balance sheets, above-average returns, low valuations, and consistent earnings.

         BOTTOM-UP APPROACH TO STOCK SELECTION

         According to one of the Fund co-managers, "Cheap stocks are plentiful, but true investment bargains are a rare find." To uncover them, the Fund co-managers scour a universe of stocks consisting of the bottom 20% of the market in terms of valuation. Those deemed by the managers as inexpensive and poised for a turnaround are placed under consideration. They look for financially sound, well-managed companies that are undervalued relative to their earnings potential and the market as a whole.

         A BROAD VIEW OF RISK MANAGEMENT

         Managing risk involves carefully monitoring the way the stocks in the Fund react to one another as well as to outside factors. Companies that are in completely different sectors may in fact react similarly to certain economic, market, or international events. In their efforts to consider these relationships, the Fund co-managers use quantitative analysis to evaluate these factors and their impact on the overall Fund. It is a process they believe is a crucial component in controlling risk and one that evolves over time as new holdings are introduced to the Fund.

         A STRONG SELL DISCIPLINE

         The Fund co-managers will generally make an initial investment in a stock of between 1-4% of total net assets. A higher weighting indicates that they believe their research gives them an "edge" over Wall Street analysts, or they believe the stock has an undiscovered value that others may have overlooked. Once a stock grows beyond the high side of that range, gains are harvested and the holding is reduced to about 3% of total net assets.

         INVESTMENT PROCESS

         Fund Risk Management

         o Monitor Fund's Exposure

         Selection Criteria

         o Improving Financials

         o Superior Management

         o Discount Valuations to the Market

         Stock Universe

         o Large-Cap Value

         Guardian Investors Can Expect:

         o Disciplined, large-cap value orientation
         o Bottom-up approach to stock selection
         o Broad view of risk management
         o Strong sell discipline

         INVESTMENT INSIGHT

         The Fund co-managers look for established companies whose intrinsic value, by their measure, is undiscovered among the majority of investors. In managing overall risk, a conscious effort is made to determine the risk/reward scenario of each individual holding as well as its impact at the Fund level.

         NEUBERGER BERMAN INTERNATIONAL FUND

         INVESTMENT PROGRAM

         The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any capitalization, including companies in developed and emerging industrialized markets. The Fund invests in well-managed companies that show potential for above-average growth or whose stock price is undervalued.

         A BOTTOM-UP APPROACH THAT PUTS COMPANY FUNDAMENTALS IN PERSPECTIVE

         The Fund co-managers' bottom-up approach seeks well-managed companies that exhibit strong fundamentals, such as attractive cash flows, strong balance sheets, and solid earnings growth. While their bottom-up style drives the overall investment process, they also believe it's important to put a company's fundamentals in perspective. To do this, the Fund co-managers' factor in the economic, political, and market landscape of investment candidates' home markets. As one fund manager explains, "We are value-added investors, not 'closet' indexers. We will overweight the portfolio compared to our benchmark, the EAFE Index, with securities from countries we believe have the best investment potential and underweight those we think have limited prospects."

         A BLEND OF GROWTH AND VALUE INVESTMENT STYLES

         The Fund co-managers use a blend of styles to reduce the risk of significant losses when a particular style falls out of favor with investors. The growth component highlights rapidly growing companies in niche industries with unique products or services, while the value component focuses on undervalued, out-of-favor companies that they believe are poised for a turnaround.

         HIGH POTENTIAL REWARDS WITH COMMENSURATE RISKS

         The Fund primarily invests in equity securities of developed countries, but will consider selected emerging markets as well. While the potential rewards are high, so are the associated risks. Foreign markets are often less developed and foreign governments and economic infrastructures may not be as stable compared to the United States. Other international risks, such as currency exchange rate and interest rate fluctuations, could result in greater volatility than domestic funds.

         AN ADDED LEVEL OF DIVERSIFICATION

         Domestic and foreign markets generally do not all move in the same direction at the same time and are subject to different sets of risk factors. Investors with exposure to more than a single market can potentially offset losses in one market with gains in another. While foreign markets can be inherently risky, investors who include international securities in their portfolios can benefit from an additional layer of diversification along with the potential for long-term growth.


         INTERNATIONAL INVESTORS CAN EXPECT:

         o A bottom-up approach that puts company fundamentals in perspective
         o A blend of  growth  and  value  investment  styles
         o High potential  rewards with  commensurate  risks
         o An added level of portfolio diversification

         INVESTMENT INSIGHT

         To choose  attractive  stocks from among the many  thousands  available outside the United States, it's important to have a clear strategy. International Fund's bottom-up approach evaluates stocks on their fundamentals, using both growth and value criteria, while also considering larger scale economic factors.

         NEUBERGER BERMAN MANHATTAN FUND

         INVESTMENT PROGRAM

         The Fund invests in common stocks of mid-capitalization companies that are in new or rapidly evolving industries. The Fund seeks growth of capital by investing in companies with financial strength, above-average growth of earnings, earnings that have exceeded analysts' expectations, a strong position relative to competitors, and a stock price that is reasonable in light of its growth rate.

         MID-CAP GROWTH STOCK INVESTMENTS

         The Fund co-managers consider themselves growth stock investors in the purest sense of the term. By that, they mean they want to own the stocks of companies that are growing earnings faster than the average American business and, ideally, faster than the competitors in their respective industries. Their exhaustive research efforts are focused on the mid-cap universe and, specifically, stocks that are in new or rapidly evolving industries. The kind of fast-growth companies the Fund co-managers favor generally do not trade at below market average price-to-earnings ratios. However, they do look for companies trading at reasonable levels compared to their growth rates. They believe that attractive valuations in the mid-cap range have been created as a result of the large-cap area performing well for several years, relative to other capitalization ranges.

         AN INTENSIVE RESEARCH EFFORT

         The Fund co-managers love stocks with positive earnings surprises. Their extensive research has revealed that the stocks of companies that have consistently beaten Wall Street earnings estimates have also tended to offer greater potential for long-term capital appreciation. To find these companies they scour the mid-cap growth stock universe to isolate stocks whose most recent earnings have beaten consensus expectations. Then, the real work begins, where through diligent fundamental research they strive to identify those companies most likely to record a string of positive earnings surprises. Their ultimate goal is to invest today in the fast growing mid-sized companies that they believe are poised to become tomorrow's Fortune 500.

         A DISCIPLINED SELL PROCESS

         "We are dispassionate sellers," says one Fund co-manager. "If a stock does not live up to our earnings expectations or if we believe its valuation has become excessive, we will sell and direct the assets to another opportunity we find more attractive." A stock will also be sold when it reaches its target price. They prefer to broadly diversify the Fund's assets among many different companies and industries rather than heavily concentrating its holdings in just a few of the fastest growing industry sectors. Broad diversification helps to manage the overall risk inherent in a Fund of equity securities. Nevertheless, the managers acknowledge that currently there are positive growth opportunities in the technology sector, particularly biotechnology and Internet-related companies. One Fund co-manager adds, "We believe that we are on the verge of a technology-induced industrial revolution, and there may be an opportunity for investors to build capital by focusing in this area."

        INVESTMENT PROCESS

                             Active Risk Management

                          Better Mid-Cap Growth Stocks
                           o Fundamental Verification

                            Mid-Cap Growth Universe
                      o Proprietary Quantitive Evaluation

                                 Stock Universe
                                o Focus Screens

         Manhattan Investors Can Expect:

         o Mid-cap growth stock investments

         o An intensive research effort

         o A disciplined sell process

         NEUBERGER BERMAN MILLENNIUM FUND

         INVESTMENT PROGRAM

         The Fund invests primarily in equity securities of small-sized domestic companies (up to $1.5 billion in market capitalization at time of investment). The Fund seeks growth of capital and looks for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets, or management.

         DISCIPLINED STOCK SELECTION PROCESS

         The Fund co-managers employ a three-tiered disciplined investment process. It begins with a search for fast growing, small companies that exhibit sustainable earnings growth of at least 15%. Next, they assess a company's financial and managerial wherewithal to capitalize on opportunities and grow its business, despite occasional setbacks. Finally, the managers determine whether or not a stock's price is reasonable. Their analysis attempts to avoid companies considered overvalued relative to their earnings growth rate.

         LONG-TERM GROWTH POTENTIAL OF SMALL-CAP STOCKS

         Simply put, a small company might become a mid-sized one rapidly with the launch of a single blockbuster product. And, since the potential growth of a small company is often uninhibited by several layers of management, it might be able to bring new products or services to the market quickly. What adds to the attractiveness of small-cap stocks is the fact that they're generally less researched than large-caps, which presents the managers with more opportunities to find good companies that are not yet recognized by many investors. Small-caps, however, are more risky than other securities due to their volatility and greater sensitivity to market trends, company news and industry developments.

         RISK MANAGEMENT

         "We abide by three rules for managing risk: pay only reasonable prices, remain emotionally detached, and stay diversified", says one of the Fund managers about their risk-management strategy. First, the Fund focuses on rapidly growing companies that are selling at reasonable prices relative to their growth prospects. This is done in an effort to avoid those stocks whose valuations are out of line with their growth rates because we believe they are often the most susceptible to steep declines caused by fundamental disappointments or during a market downturn. Second, our Fund co-managers remain emotionally detached from their stock picks. When deteriorating fundamentals are discovered in a company, the Fund co-managers take quick and decisive action to eliminate it from the Fund. And third, to limit downside risk, the Fund co-managers expect to invest in a diversified Fund across an array of sectors and industries. Nevertheless, the managers acknowledge that currently there are positive growth opportunities in the technology sector, particularly biotechnology and Internet-related companies. No single stock represents more than 5% of total assets, measured at the time of investment.

         INVESTMENT PROCESS

         SCREENS

                  Price             Is this stock price reasonable?

                  Utility           Can the company go the distance?

                                    Financial Strength

                                    Management Depth and Talent

                  Growth            Are earnings growing rapidly?

                                    15%+ Annual Growth Rates

                                    Positive Earnings Surprises

         MILLENNIUM INVESTORS CAN EXPECT:

         o Disciplined stock selection process

         o Long-term growth potential of small-cap stocks

         o Risk management

         INVESTMENT INSIGHT

         The Fund co-managers of the Millennium Fund make it their business to track down promising small-cap companies wherever they may exist. As a result, this fund enables investors who can accept the risks of small-cap stocks to pursue the potential for long-term growth that small-caps may provide.

         NEUBERGER BERMAN PARTNERS FUND

         INVESTMENT PROGRAM

         The Fund invests principally in common stocks of established companies, using the value-oriented investment approach and seeks growth of capital through an investment approach that is designed to increase capital with reasonable risk. The Fund seeks securities believed to be undervalued based on strong fundamentals such as a low price-to-earnings ratio, consistent cash flow, and a company's sound track record through all phases of the market cycle.

         UNDISCOVERED VALUES IN THE MID- TO LARGE-CAP ARENA

         The Fund manager combs the universe of mid- and large-cap stocks in search of those that have yet to be "discovered" by the majority of investors. He generally shies away from big, well-known companies because he believes it is harder to gain a competitive edge in a stock that is covered by many analysts. The manager prefers to focus his efforts outside of the Fortune 100, where he thinks many investment bargains abound.

         STRONG COMPANIES AT REASONABLE PRICES

         Like many of his value-oriented peers, the manager tries to buy quality stocks for substantially less than their estimated market values. However, he differs in his approach by applying another layer of analysis to his value strategy. For example, in addition to searching for stocks trading at below market price-to-earnings ratios, he also focuses on companies with strong fundamentals, consistent cash flows, sound track records through all phases of the market cycle and those selling at the low end of their trading ranges. He is not interested in buying cheap stocks if they don't meet these other measures of value as well.

         SOLID RESEARCH

         The Fund manager believes that through "exhaustive research efforts, good companies selling for less than their true worth can be identified." To do this the Fund manager spends a lot of time interviewing senior company managers. His philosophy is that when he sits across the table from a CEO or CFO and questions him or her about the company, he gets to know it quite well. He finds that there's simply no substitute for that kind of firsthand knowledge. In addition, the Fund manager carefully examines a company's financial statements and contacts its suppliers and competitors. While this type of analysis requires a lot of extra legwork, he believes it's worth the effort.

         INVESTMENT PROCESS

         Executive Management Team Evaluation

     o Proven Track Record

     o Strategic Plan

     o Inside Ownership

         Value Stock Universe

     o Qualitative Evaluation: Catalyst for Change

         Stock Universe

     o Quantitative Analysis

         PARTNERS INVESTORS CAN EXPECT:

     o mid- to large-cap growth stock investments
     o diversification among companies and industries
     o emphasis on well-managed companies with undervalued stock prices
     o Solid research

         INVESTMENT INSIGHT

         The Fund manager seeks companies he believes are undervalued relative to their earnings potential--where there is a gap between the actual price of a stock and its intrinsic value in the marketplace. When a company grows in value or the valuation gap closes, the success of their strategy is realized.

         NEUBERGER BERMAN REGENCY FUND

         INVESTMENT PROGRAM

         The Fund seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Fund seeks to reduce risk by diversifying among different companies and industries.

         MID-CAP COMPANIES WITH MARKET LEADERSHIP

         The Fund manager searches the mid-cap stock universe for companies with a dominant market share in their industry. Historically, businesses with market leadership have delivered significant returns for shareholders over the long term. While this may not always be the case, discovering such middleweight champions before the rest of Wall Street can yield substantial payoffs for investors. Of course, there can be no assurance that the manager will select the right stocks every time. Remember that the stocks of mid-cap companies may be more volatile, and entail more risk, than the stocks of larger companies.

         BOTTOM-UP APPROACH TO STOCK SELECTION

         The Fund manager's extensive bottom-up approach begins with financial screens that are used to search for undervalued securities with compelling fundamentals. Then, in-depth company and industry analyses are conducted, followed by interviews with company managements and their competitors, customers, and suppliers. In this stage, reviewing strategic plans and evaluating management are critical steps. After applying these financial and qualitative screens the Fund manager then seeks to identify a catalyst for change that could improve a stock's valuation. These catalysts are generally managerial, operational, structural, or financial in nature and include changes in company management, new corporate strategies, changes in the business mix, and improving financials, among others. The remaining candidates are then ranked on a risk/reward basis. Stocks with the most compelling risk/reward ratios are placed in the Fund, while stocks that are currently not a good Fund fit, are placed on a monitor list for further evaluation.

         BROAD VIEW OF RISK MANAGEMENT

         In order to reduce risk on the buy side, the manager looks for reasonably priced stocks, diversifies investments across an array of industries, and avoids making large sector bets. On the sell side, stocks are sold when they reach their price target, do not perform as expected, or are considered less attractive than other opportunities.

         INVESTMENT PROCESS

  STOCK UNIVERSE

o Financial Analysis

  Value Stock Universe

o Qualitative Evaluation
o Catalyst for change

  EXECUTIVE MANAGEMENT TEAM EVALUATION

o Proven Track Record
o Strategic Plan
o Inside Ownership

REGENCY INVESTORS CAN EXPECT:
o Mid-cap companies with market leadership
o Bottom-up approach to stock selection
o Broad view of risk management

         INVESTMENT INSIGHT

         The Fund manager's ultimate goal is to find undervalued companies that have not yet been discovered by the majority of investors, or better yet, to buy "great companies at a great price." He attempts to do this by focusing on the mid-cap segment of the market because it tends to be less followed than the large-cap segment by Wall Street analysts.

         NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND

         INVESTMENT PROGRAM

         The Fund seeks long-term capital appreciation by investing at least 80% of total assets in equity securities, all of which are selected based on both financial criteria and social policy. The Fund co-managers initially screen companies using a value investing criteria, then look for companies that show leadership in major areas of social impact such as the environment, workplace diversity, and employment.

         FINANCIALLY SOUND COMPANIES WITH A SOCIAL CONSCIENCE

         The Fund co-managers look for the stocks of mid- to large-cap companies that first meet their stringent financial criteria. Their social screens are then applied to these stocks. The ones considered worthy from a financial standpoint are then evaluated using a proprietary database that develops and monitors information on companies in various categories of social criteria. Ideal investment candidates are companies that show leadership in the areas of the environment, workplace diversity, and employment. Other considerations are based on companies' records in other areas of concern, including public health, type of products, and corporate citizenship.

         A TRADITIONAL VALUE APPROACH

         The Fund manager's initial financial screens select companies using a traditional value approach. They look for undervalued companies with solid balance sheets, strong management, consistent cash flows, and other value-related factors, such as low price-to-earnings and low price-to-book ratios. Their value approach examines these companies, searching for those that may rise in price before other investors realize their worth. They strongly believe in helping investors put their money to work, while supporting companies that follow principles of good corporate citizenship.

         AN EVER-EVOLVING JOURNEY ON THE PATH TO GOOD CORPORATE CITIZENSHIP

         The Fund co-managers believe that most socially responsive investors are not utopians. They do not expect instant perfection, but rather look for signs that a company is evolving and moving toward a corporate commitment to excellence. As they put it, "Good corporate citizenship is one of those things that is a journey, not a destination. We've been working in this field for some time, and know that the social records of most companies are written in shades of gray. We are pleased to see that more and more companies are coming to realize that change is a positive force for them."

         INVESTMENT PROCESS

               Social Policy

               Quantitative Financial Criteria

               o  Low Price-to-Earnings Ratio (relative & absolute)

               o  Strong Balance Sheet

               o  Free Cash Flow

               o  Risk Management

               Stock Universe

               o  Focus Screens

         SOCIALLY RESPONSIVE INVESTORS CAN EXPECT:

               o Financially sound companies with a social conscience
               o A traditional value approach
               o An ever-evolving journey on the path to good corporate
                 citizenship

         INVESTMENT INSIGHT

         The Fund co-managers believe that sound practices in areas like employment and the environment can have a positive impact on a company's bottom line. They look for companies that meet value-investing criteria and also show a commitment to uphold or improve their standards of corporate citizenship.

         NEUBERGER BERMAN TECHNOLOGY FUND

         SEEKS TOMORROW'S OPPORTUNITIES TODAY

         Neuberger Berman provides another way for investors to take advantage of the intensive research and management expertise of our Boston-based growth group. The portfolio management team of this fund will seek long-term capital growth by investing in the stocks of dynamic technology and tech-related companies of all sizes -- from new innovative firms to established market leaders.

         IDENTIFYING TECH STOCKS WITH MERIT

         The team employs quantitative and qualitative research screens in a three-part investment process to select those stocks with the most merit. First, the screening process looks for rapidly growing companies with positive fundamental surprises, such as revenue/earnings gains that are beating Wall Street estimates.

         Second, the screening process focuses on a company's strengths and qualities to determine whether it can continue to surpass expectations. These strengths may include factors such as multi-industry applications for products, a strong position relative to competitors, new business alliances, the development or use of innovative technology, and/or financial strength.

         Third, the portfolio management team seeks growth at a reasonable price, refusing to overpay for a company's earnings growth. That's why so much of their time is spent examining a company's financials and researching its competitors, suppliers, and customers.

         RIGOROUS, DISPASSIONATE SELL DISCIPLINE

         The fast-paced technology sector compels investors to be open-minded and ready to scrutinize which companies are best -- on a daily basis. That objectivity is an important part of the team's management style. If a company or its stock indicates any fundamental weakening, the team will eliminate it. An investment concentrated in one area inevitably carries greater risk. In the fast-developing technology sector, proactive and diligent fundamental research is critical. While in-depth analysis guides stock selection, careful portfolio construction helps reduce volatility. In seeking to achieve more consistent performance, the management team pays close attention to sector, industry and individual stock diversification.

         FUND SNAPSHOT

Primary  Investments:   U.S.  technology  and  tech-related   companies  of  all
                        capitalizations
Investing  Style: Growth
Benchmark Index:  Russell 1000(R) Growth Index

         INVESTMENT PROCESS

o Start with all-cap universe of technology and tech-related companies
o Growth
  Positive fundamental surprises

o Quality
  Company strengths

o Price
  Reasonable relative valuations

                                    * * * * *

         Each Fund invests in a wide array of stocks, and no single stock makes up more than a small fraction of any Fund's total assets. Of course, each Fund's holdings are subject to change.

ADDITIONAL INVESTMENT INFORMATION

         Some or all of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of each Fund's principal strategies are discussed in the Prospectus. They may not buy all of the types of securities or use all of the investment techniques that are described.

         ILLIQUID SECURITIES (ALL FUNDS). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the trustees of the Trust, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions which could be costly to the Funds.

         POLICIES AND LIMITATIONS. Each Fund may invest up to 15% of its net assets in illiquid securities.

         REPURCHASE AGREEMENTS (ALL FUNDS). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman International Fund, also from a foreign bank or a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If Neuberger Berman International Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

         POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

         SECURITIES LOANS (ALL FUNDS). Each Fund may lend securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of Fund securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         POLICIES AND LIMITATIONS. Each Fund may lend Fund securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. Securities lending by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

         RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

         Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

         POLICIES  AND  LIMITATIONS.   To  the  extent  restricted   securities,
including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund's 15% limit on investments in illiquid securities.

         REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). In a reverse repurchase agreement, a Fund sells Fund securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

         LEVERAGE (NEUBERGER BERMAN INTERNATIONAL FUND). The Fund may make investments while borrowings are outstanding. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund's net asset value ("NAV"). Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund's investment limitations.

         POLICIES AND LIMITATIONS. Generally, the Fund does not intend to use leverage for investment purposes. It may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

         FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.

         Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on Fund transactions.

         Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

         Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         The Funds may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, if the underlying security is denominated in a foreign currency, the ADR is subject to currency risk. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs may not reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities, a Fund (except Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Millennium, and Neuberger Berman Technology Funds) may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Each of Neuberger Berman Century, Neuberger Berman Millennium, and Neuberger Berman Technology Funds may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency. Neuberger Berman International Fund invests primarily in foreign securities.

         Investments in securities of foreign issuers are subject to each Fund's quality standards. Each Fund (except Neuberger Berman International Fund) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

         FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (NEUBERGER BERMAN INTERNATIONAL FUND). The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         When-issued purchases and forward commitment transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's NAV as long as the commitment to sell remains in effect.

         POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

         When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell Fund securities, the custodian will hold the Fund securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

         TECHNOLOGY SECURITIES. These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. Although Neuberger Berman Technology Fund will not invest 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry, the Fund may invest in companies in inter-related industries that may react similarly to economic or competitive pressures. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

         The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

         POLICIES AND LIMITATIONS. Neuberger Berman Technology Fund normally invests at least 65% of its total assets in technology securities. The Fund may not invest 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry.

   Futures Contracts, Options on Futures Contracts, Options on Securities and
               Indices, Forward Contracts, and Options on Foreign
               Currencies (collectively, "Financial Instruments")

         FUTURES CONTRACTS AND OPTIONS THEREON (ALL FUNDS). Each of Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Socially Responsive, and Neuberger Berman Technology Funds may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance Fund liquidity and maintain a defensive position without having to sell Fund securities. These Funds view investment in (i) interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

         Neuberger Berman International Fund may enter into futures contracts on currencies, debt securities, interest rates, and securities indices that are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

         Neuberger Berman International Fund may sell futures contracts to offset a possible decline in the value of its Fund securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the Fund securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for differences in historical volatility between positions Neuberger Berman International Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

         With respect to currency futures, Neuberger Berman International Fund may sell a futures contract or a call option, or it may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of Fund securities denominated in that currency. If NB Management anticipates that a particular currency will rise, Neuberger Berman International Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in that currency and which the Fund intends to purchase. The Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

         For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

         "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

         Although each Fund believes that the use of futures contracts will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures position and the securities held by or to be purchased for the Fund. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

         Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

         POLICIES AND LIMITATIONS. Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Socially Responsive, and Neuberger Berman Technology Funds each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Funds do not engage in transactions in futures and options on futures for speculation. The use of futures and options on futures by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

         Neuberger Berman International Fund may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). The Fund may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

         Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         CALL OPTIONS ON SECURITIES (ALL FUNDS). Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Socially Responsive and Neuberger Berman Technology Funds may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Fund securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

         When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

         The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds' total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

         If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

         When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

         Policies and Limitations. Each Fund may write covered call options and may purchase call options on securities. Each Fund may also write covered call options and may purchase call options in related closing transactions. Each Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Funds will not do).

         A Fund would purchase a call option to offset a previously written call option. Each of Neuberger Berman Century, Neuberger Berman Millennium, Neuberger Berman Socially Responsive, and Neuberger Berman Technology Funds also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. The use of call options on securities by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy. Neuberger Berman International Fund may purchase call options for hedging or non-hedging purposes.

         PUT OPTIONS ON SECURITIES (NEUBERGER BERMAN CENTURY, NEUBERGER BERMAN GUARDIAN, NEUBERGER BERMAN INTERNATIONAL, NEUBERGER BERMAN MILLENNIUM, NEUBERGER BERMAN SOCIALLY RESPONSIVE, AND NEUBERGER BERMAN TECHNOLOGY FUNDS). Each of these Funds may write and purchase put options on securities. Each of Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Socially Responsive, and Neuberger Berman Technology Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

         When Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Socially Responsive, or Neuberger Berman Technology Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         Fund securities on which put options may be written and purchased by Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Socially Responsive, or Neuberger Berman Technology Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

         POLICIES AND LIMITATIONS. Neuberger Berman Century, Neuberger Berman Guardian, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Socially Responsive, and Neuberger Berman Technology Fund generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). However, Neuberger Berman International Fund also may use put options for non-hedging purposes. The use of put options on securities by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

         GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman International Fund also may purchase European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

         Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Neuberger Berman International Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

         The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Socially Responsive and Neuberger Berman Technology Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

         A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Millennium, Neuberger Berman Socially Responsive, or Neuberger Berman Technology Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its Fund. In those cases, additional brokerage commissions are incurred.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         POLICIES AND LIMITATIONS. Each Fund may use American-style options. Neuberger Berman International Fund may also purchase European-style options and may purchase and sell options that are traded on foreign exchanges.

         The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The use of put and call options by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

         PUT AND CALL OPTIONS ON SECURITIES INDICES (ALL FUNDS). Neuberger Berman International Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund's securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

         For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

         Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

         POLICIES AND LIMITATIONS. Neuberger Berman International Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

         For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

         FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date
(usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Funds also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Funds (other than Neuberger Berman International Fund) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

         Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

         At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of Fund securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

         NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

         However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

         Neuberger Berman International Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may invest in securities denominated in the European Currency Unit, commonly referred to as the "Euro" ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting the Fund's ability to prevent potential losses. In addition, Neuberger Berman International Fund may invest in securities denominated in other currency baskets.

         POLICIES AND LIMITATIONS. The Funds (other than Neuberger Berman International Fund) may enter into forward contracts for the purpose of hedging and not for speculation. The use of forward contracts by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

         Neuberger Berman International Fund may enter into forward contracts for hedging or non-hedging purposes. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its Fund securities or other assets denominated in that currency. Neuberger Berman International Fund may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's investment Fund.

         OPTIONS ON FOREIGN CURRENCIES (ALL FUNDS). Each Fund may write and purchase covered call and put options on foreign currencies. Neuberger Berman International Fund may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on Fund securities alone.

         Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         POLICIES AND LIMITATIONS. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of Fund securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, Neuberger Berman International Fund may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund. The use of options on currencies by Neuberger Berman Socially Responsive Fund is not subject to the Social Policy.

         REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

         COVER FOR FINANCIAL INSTRUMENTS. Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet current obligations. A Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

         POLICIES AND LIMITATIONS. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

         GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a Fund security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a Fund security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

         Each Fund's use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if the Fund is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

         POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Hedging Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

         SHORT SALES (NEUBERGER BERMAN INTERNATIONAL FUND). Neuberger Berman International Fund may attempt to limit exposure to a possible decline in the market value of Fund securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

         Neuberger Berman International Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

         Neuberger Berman International Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

         The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in Neuberger Berman International Fund's NAV. Short selling may also produce higher than normal Fund turnover, which may result in increased transaction costs to the Fund.

         Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

         FIXED INCOME SECURITIES (ALL FUNDS). While the emphasis of the Funds' investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may invest in investment grade corporate bonds and debentures. Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Partners, and Neuberger Berman Regency Funds each may invest in corporate debt securities rated below investment grade.

         U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the "Government National Mortgage Association"), Fannie Mae (also known as Federal National Mortgage Association), Freddie Mac (also known as Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S.

Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

         "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

         The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund's fixed income investments is likely to rise. Foreign debt securities are subject to risks similar to those of other foreign securities.

         Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman Century, Neuberger Berman International, Neuberger Berman Partners or Neuberger Berman Regency Funds warrants exposure to the additional level of risk.

         POLICIES AND LIMITATIONS. Each Fund normally may invest up to 35% of its total assets in debt securities. Neuberger Berman Century, Neuberger Berman Partners, and Neuberger Berman Regency Funds each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman International Fund may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

         Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman Socially Responsive Fund and Neuberger Berman Millennium Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman International Fund) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman Century, Neuberger Berman Partners, and Neuberger Berman Regency Funds). NB Management will make a determination as to whether Neuberger Berman International Fund should dispose of the downgraded securities.

         COMMERCIAL PAPER (ALL FUNDS). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

         Policies and Limitations. The Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality. Neuberger Berman International Fund may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

         ZERO COUPON SECURITIES (NEUBERGER BERMAN CENTURY, NEUBERGER BERMAN MILLENNIUM, NEUBERGER BERMAN PARTNERS, NEUBERGER BERMAN REGENCY, NEUBERGER BERMAN SOCIALLY RESPONSIVE, AND NEUBERGER BERMAN TECHNOLOGY FUNDS). Each of these Funds may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The discount on zero coupon securities ("original issue discount") must be taken into income ratably by each such Fund prior to the receipt of any actual payments. Because each such Fund must distribute substantially all of its net income (including its accrued original issue discount) to its shareholders each year for income and excise tax purposes, it may have to dispose of Fund securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Additional Tax Information."

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

         CONVERTIBLE SECURITIES (ALL FUNDS). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

         The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve their investment objectives.

         POLICIES AND LIMITATIONS. Neuberger Berman Socially Responsive Fund may invest up to 20% of its net assets in convertible securities. The Fund does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Fund's investment policies and limitations concerning fixed income securities.

         PREFERRED STOCK (ALL FUNDS). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         SWAP AGREEMENTS (NEUBERGER BERMAN CENTURY, NEUBERGER BERMAN INTERNATIONAL, AND NEUBERGER BERMAN TECHNOLOGY FUNDS). Each of these Funds may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

         POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, each of Neuberger Berman Century, Neuberger Berman International, and Neuberger Berman Technology Funds will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

         JAPANESE INVESTMENTS (NEUBERGER BERMAN INTERNATIONAL FUND). All of the Funds may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman International Fund may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Fund may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

         OTHER INVESTMENT COMPANIES (ALL FUNDS). Neuberger Berman International Fund may invest in the shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Funds do not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

         POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, each Fund's investment in such securities is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate.

         INDEXED SECURITIES (NEUBERGER BERMAN INTERNATIONAL FUND). Neuberger Berman International Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

NEUBERGER BERMAN FOCUS FUND - DESCRIPTION OF ECONOMIC SECTORS.

         Neuberger Berman Focus Fund seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

         (1) AUTOS AND HOUSING SECTOR: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries") or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

         (2) CONSUMER GOODS AND SERVICES SECTOR: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

         (3) DEFENSE AND AEROSPACE SECTOR: Companies engaged in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending policies.

         (4) ENERGY SECTOR: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

         (5) FINANCIAL SERVICES SECTOR: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. These companies are subject to extensive governmental regulations. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions.

         (6) HEALTH CARE SECTOR: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability of their products and services. Also, products and services of these companies could quickly become obsolete.

         (7) HEAVY INDUSTRY SECTOR: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel, and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling, and disposal. The risk of product obsolescence also is present.

         (8) MACHINERY AND EQUIPMENT SECTOR: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling, and disposal of materials and
processes   that  involve   hazardous   components   and  the  risk  of  product
obsolescence.

         (9) MEDIA AND ENTERTAINMENT SECTOR: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector -- for example, video and electronic games -- may become obsolete quickly. Additionally, companies engaged in television and radio broadcast are subject to government regulation.

         (10) RETAILING SECTOR: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the level of consumer debt, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

         (11) TECHNOLOGY SECTOR: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

         (12)   TRANSPORTATION   SECTOR:   Companies   involved   in   providing
transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares.

         (13) UTILITIES SECTOR: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND - DESCRIPTION OF SOCIAL POLICY

BACKGROUND INFORMATION ON SOCIALLY RESPONSIVE INVESTING

         In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

         Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Fund generally fall into two categories:

         AVOIDANCE INVESTING. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

         LEADERSHIP INVESTING. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.

         The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. THE WEALTH OF NATIONS is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith are the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

THE SOCIALLY RESPONSIVE DATABASE

         Neuberger Berman, the Fund's sub-adviser, maintains a database of information about the social impact of the companies it follows. NB Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Fund. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger Berman in many categories and then analyzed by NB Management in the following six categories of corporate responsibility:

         WORKPLACE DIVERSITY AND EMPLOYMENT. NB Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. NB Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, NB Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. NB Management also monitors companies' progress and attitudes toward these issues.

         ENVIRONMENT. A company's impact on the environment depends largely on the industry. Therefore, NB Management examines a company's environmental record vis-a-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, NB Management examines their problems in terms of severity, frequency, and elapsed time. NB Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. NB Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. NB Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

         PRODUCT. NB Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. NB Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. NB Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

         PUBLIC HEALTH. NB Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. NB Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

         WEAPONS. NB Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

         CORPORATE CITIZENSHIP. NB Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. NB Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

IMPLEMENTATION OF SOCIAL POLICY

         Companies deemed acceptable by NB Management from a financial standpoint are analyzed using Neuberger Berman's database. The companies are then evaluated by the Fund manager to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

         The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger Berman's ability to tap a wide variety of sources and on the experience and judgment of the people at NB Management who interpret the information.

         In applying the information in the database to stock selection for the Fund, NB Management considers several factors. NB Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. NB Management also takes into account any remedial action which has been taken by the company relating to these infractions. NB Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall approach to social issues.

                             PERFORMANCE INFORMATION

         Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

Total Return Computations

         Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                        n
                                  P(1+T)  = ERV

         Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results. As of the date of this SAI, Neuberger Berman Technology Fund had been in existence only a very short time and had no meaningful performance history. Neuberger Berman Century Fund had less than one year of performance history.

                               Average Annual Total Returns(1)
Investor Class                     Periods Ended 8/31/2000

                  One Year       Five Years        Ten Years      Period from
                                                                  Inception(2)
                  --------       ----------        ---------      ------------
Century              N/A             N/A              N/A               N/A
Focus              59.29%          22.09%            20.29%            13.04%
Genesis            25.79%          16.34%            16.79%            14.11%
Guardian           16.84%          11.41%            15.69%            12.92%
International      25.43%          14.82%             N/A              13.03%
Manhattan          87.89%          25.35%            21.15%            19.41%
Millennium         96.88%            N/A              N/A             105.32%
Partners            8.51%          15.57%            15.81%            17.26%
Regency            34.95%            N/A              N/A              25.15%
Socially
Responsive          2.96%          16.04%             N/A              15.19%
Technology           N/A             N/A              N/A               N/A


(1) Through December 15, 2000, the Investor Class of each of the Funds was a feeder fund in a master/feeder structure. Performance results shown represent the performance of each Investor Class Fund's predecessor feeder fund, which had an identical investment program and the same expenses as the corresponding Investor Class Fund.

(2)      The inception dates of the Investor Class of each Fund were as follows:
         Neuberger Berman Century Fund, 12/6/99; Neuberger Berman Focus Fund, 10/19/55; Neuberger Berman Genesis Fund, 9/27/88; Neuberger Berman Guardian Fund, 6/1/50; Neuberger Berman International Fund, 6/15/94; Neuberger Berman Manhattan Fund, 3/1/79; Neuberger Berman Millennium Fund, 10/20/98; Neuberger Berman Partners Fund, 1/20/75; Neuberger Berman Regency Fund, 6/1/99; Neuberger Berman Socially Responsive Fund, 3/16/94; and Neuberger Berman Technology Fund, 5/1/00.

                                              Average Annual Total Returns(1)
Trust Class                                       Periods Ended 8/31/2000

                    One Year      Five Years     Ten Years(2)      Period from
                                                                   Inception(3)
                    --------      ----------     ---------         -------------
Century                N/A            N/A            N/A              N/A
Focus                59.02%         22.00%          20.59%           13.10%
Genesis              25.76%         16.33%          16.84%           14.15%
Guardian             16.72%         11.32%          15.65%           12.91%
International        26.72%         15.26%           N/A             13.38%
Manhattan            87.95%         25.08%          21.03%           19.36%
Millennium           96.66%           N/A            N/A            105.31%
Partners              8.41%         15.47%          15.76%           17.24%
Regency              34.86%           N/A            N/A             25.18%
Socially
Responsive            2.76%         15.92%           N/A             15.10%
Technology             N/A            N/A            N/A              N/A


(1) Through December 15, 2000, each of the Funds was a feeder fund in a master/feeder structure. For the Trust Class of each Fund except Neuberger Berman International Fund and Neuberger Berman Socially Responsive Fund, performance results shown for periods after August 1993 represent the performance of each Trust Class Fund's predecessor feeder fund, which had an identical investment program and the same expenses as the corresponding Trust Class Fund. For Neuberger Berman International and Neuberger Berman Socially Responsive Funds, performance results shown for periods after June 1998 and March 1997, respectively, represent the performance of each Trust Class Fund's predecessor feeder fund.

(2) Performance shown for periods before August 1993 is that of the corresponding Investor Class of each Fund. Because the Investor Class of each Fund has moderately lower expenses, its performance should have been slightly better than the corresponding Trust Class would have had.

(3)      The  inception  dates of the Trust  Class of each Fund are as  follows:
         Neuberger Berman Century Fund, 12/6/99; Neuberger Berman Focus Fund, 8/30/93; Neuberger Berman Genesis Fund, 8/26/93, Neuberger Berman Guardian Fund 8/3/93, Neuberger Berman International Fund, 6/29/98; Neuberger Berman Manhattan Fund, 8/30/93, Neuberger Berman Millennium Fund, 11/03/98, Neuberger Berman Partners Fund, 8/30/93, Neuberger Berman Regency Fund, 6/10/99; Neuberger Berman Socially Responsive Fund, 3/3/97; and Neuberger Berman Technology Fund, 5/1/00.

                                              Average Annual Total Returns(1)
Advisor Class                                     Periods Ended 8/31/2000

                  One Year       Five Years      Ten Years(2)      Period from
                                                                   Inception(3)
                  --------       ----------      ---------         ------------
Focus              58.68%          22.65%           20.57%             13.10%
Genesis            25.42%          15.15%`          16.70%             14.03%
Guardian           16.04%          10.79%           15.37%             12.86%
Manhattan          86.04%          24.66%           20.82%             19.26%
Partners            7.99%          15.06%           15.55%             17.16%


(1) Through December 15, 2000, each of the Funds was a feeder fund in a master/feeder structure. For the Advisor Class of each of Neuberger Berman Focus, Neuberger Berman Guardian, and Neuberger Berman Manhattan Fund, performance results shown for periods after September 1996 represent the performance of each Advisor Class Fund's predecessor feeder fund, which had an identical investment program and the same expenses as the corresponding Advisor Class Fund. For Neuberger Berman Genesis and Neuberger Berman Partners Funds, performance results shown for periods after April 1997 and August 1996, respectively, represent the performance of each Advisor Class Fund's predecessor feeder fund.

(2) Performance shown for periods before September 1996 for each of Neuberger Berman Focus, Neuberger Berman Guardian, and Neuberger Berman Manhattan Funds, and before April 1997 and August 1996 for Neuberger Berman Genesis and Neuberger Berman Partners Funds, is that of the corresponding Investor Class of each Fund. Because the Investor Class of each Fund has moderately lower expenses, its performance should have been slightly better than the corresponding Advisor Class would have had.

(3)      The  inception  date of the Advisor  Class of each Fund are as follows:
         Neuberger Berman Focus Fund, 9/4/96, Neuberger Berman Genesis Fund, 4/2/97, Neuberger Berman Guardian Fund, 9/4/96, Neuberger Berman Manhattan Fund, 9/4/96, and Neuberger Berman Partners Fund, 8/19/96.

                                        Average Annual Total Returns
Institutional Class                      Periods Ended 8/31/2000(1)

                  One Year      Five Years(2)     Ten Years(2)      Period from
                                                                    Inception(2)
                  --------      ----------        ---------         ------------
Genesis            26.22%         16.44%            16.84%             14.15%


(1) Through December 15, 2000, Neuberger Berman Genesis Fund Institutional Class was a feeder fund in a master/feeder structure. Performance results shown after 7/1/99 is that of its predecessor feeder fund, which had an identical investment program and the same expenses as Neuberger Berman Genesis Fund Institutional Class.

(2) Performance shown for periods before 7/1/99 is that of the corresponding Investor Class. Because the Institutional Class of
         Genesis Fund has lower expenses, its performance should have been better than the Genesis Fund Investor Class would have had.

(3) The inception date of the Institutional Class of the Neuberger Berman Genesis Fund was 6/28/99.

         Prior to January 5, 1989, the investment policies of Neuberger Berman Focus Fund required that at least 80% of its investments normally be in energy-related investments; prior to November 1, 1991, those investment policies required that at least 25% of its investments normally be in the energy sector. Neuberger Berman Focus Fund may be required, under applicable law, to include information reflecting performance and expenses for periods before November 1, 1991, in its advertisements, sales literature, financial statements, and other documents filed with the SEC and/or provided to current and prospective shareholders. Investors should be aware that such information may not necessarily reflect the level of performance and expenses that would have been experienced had the Fund's current investment policies been in effect.

         NB Management may from time to time waive a portion of its fees due from any Fund or reimburse a Fund for a portion of its expenses. Such action has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectus and in "Investment Management and Administration Services" below.

COMPARATIVE INFORMATION

         From time to time each Fund's performance may be compared with:

               (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

               (2) recognized stock and other indices, such as the S&P 500 Index, S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Index, Russell 2000 Growth Index, Russell 2000 Value Index, Russell 1000 Value Index, Russell 1000 Growth Index, Russell Midcap(R) Index, Russell Midcap Value Index, Russell Midcap Growth Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750 Index, Nasdaq Composite Index, Montgomery Securities Growth Stock Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Annual Survey of Colleges, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index, the EAFE(R) Index, the Financial Times World XUS Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $34 million to $5.2 billion, with an average of $640 million. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $2.4 billion. The Russell indexes measure the performance of all capitalization ranges across both growth and value investment styles. The EAFE(R) Index is an unmanaged index of common stock prices of more than 1,000 companies from Europe, Australia, and the Far East translated into U.S. dollars. The Financial Times World XUS Index is an index of 24 international markets, excluding the U.S. market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Fund may invest in different types of securities from those included in some of the above indexes.

         Neuberger Berman Socially Responsive Fund's performance may also be compared to various socially responsive indices. These include The Domini Social Index and the indices developed by the quantitative department of Prudential Securities, such as that department's Large and Mid-Cap Fund indices for various breakdowns ("Sin" Stock Free, Cigarette-Stock Free, S&P Composite, etc.).

         Evaluations of the Funds' performance, their total returns, and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

OTHER PERFORMANCE INFORMATION

         From time to time, information about a Fund's portfolio allocation and holdings as of a particular date may be included in Advertisements for the Fund. This information may include the Fund's diversification by asset type or, in the case of Neuberger Berman Socially Responsive Fund, by the social characteristics of companies owned. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

         NB Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.

         Investors who may find Neuberger Berman Century, Neuberger Berman Focus, Neuberger Berman Guardian, Neuberger Berman Partners, or Neuberger Berman Regency to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Estimates of total four-year costs (tuition, room and board, books and other expenses) for students starting college in various years may be included in Advertisements, based on the College Board Annual Survey of Colleges.

         Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

         Information regarding the effects of automatic investing and systematic withdrawal plans, investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.

                           CERTAIN RISK CONSIDERATIONS

         Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

                              TRUSTEES AND OFFICERS

         The following table sets forth information concerning the trustees and officers of the Trust, including their addresses and principal business experience during the past five years. All persons named as trustees and officers also serve in similar capacities for other Funds administered or managed by NB Management and Neuberger Berman.

THE TRUST

                                 Positions Held
Name, Age, and Address (1)       With the Trust      Principal Occupation(s)(2)
--------------------------       --------------      ---------------------------

Claudia A. Brandon (44)            Secretary         Vice  President-Mutual Fund
                                                     Board Relations since 2000;
                                                     Employee    of    Neuberger
                                                     Berman  since  1999;   Vice
                                                     President of NB  Management
                                                     from    1986    to    1999;
                                                     Secretary   of  four  other
                                                     mutual  funds  for which NB
                                                     Management      acts     as
                                                     investment    manager    or
                                                     administrator.


John Cannon (70)                     Trustee         Retired. Formerly, Chairman
531 Willow Avenue                                    and     Chief    Investment
Ambler, PA 19002                                     Officer   of   CDC  Capital
                                                     Management      (registered
                                                     investment         adviser)
                                                     (1993-Jan. 1999).

Faith Colish (65)                    Trustee         Attorney  at  Law,    Faith
63 Wall Street                                       Colish,   A    Professional
24th Floor                                           Corporation.
New York, NY  10005

                                 Positions Held
Name, Age, and Address (1)       With the Trust      Principal Occupation(s)(2)
--------------------------       --------------      ---------------------------

Robert Conti (44)                Vice President      Vice President of Neuberger
                                                     Berman  since 1999;  Senior
                                                     Vice    President   of   NB
                                                     Management    since   2000;
                                                     Controller of NB Management
                                                     until 1996; Treasurer of NB
                                                     Management  from 1996 until
                                                     1999;   Vice  President  of
                                                     four other mutual funds for
                                                     which NB Management acts as
                                                     investment    manager    or
                                                     administrator since 2000.

Stacy Cooper-Shugrue (37)     Assistant Secretary    Employee    of    Neuberger
                                                     Berman      since     1999;
                                                     Assistant Vice President of
                                                     NB Management  from 1993 to
                                                     1999;  Assistant  Secretary
                                                     of four other  mutual funds
                                                     for  which  NB   Management
                                                     acts as investment  manager
                                                     or administrator.

Barbara DiGiorgio (41)        Assistant Treasurer    Vice President of Neuberger
                                                     Berman      since     1999;
                                                     Assistant Vice President of
                                                     NB Management  from 1993 to
                                                     1999;  Assistant  Treasurer
                                                     since  1996 of  four  other
                                                     mutual  funds  for which NB
                                                     Management      acts     as
                                                     investment    manager    or
                                                     administrator.

Walter G. Ehlers (67)            Trustee             Consultant, Director of the
6806 Suffolk Place                                   Turner   Corporation,  A.B.
Harvey Cedars, NJ 08008                              Chance Company and Crescent
                                                     Jewelry, Inc.

                                 Positions Held
Name, Age, and Address (1)       With the Trust      Principal Occupation(s)(2)
--------------------------       --------------      ---------------------------

Brian J. Gaffney (47)            Vice President      Senior Vice President of NB
                                                     Management    since   2000;
                                                     Managing     Director    of
                                                     Neuberger    Berman   since
                                                     1999;  Vice President of NB
                                                     Management  from 1997 until
                                                     1999;   Vice  President  of
                                                     four other mutual funds for
                                                     which NB Management acts as
                                                     investment    manager    or
                                                     administrator since 2000.


C. Anne Harvey (63)                Trustee           Director     of    American
2555 Pennsylvania Avenue, N.W.                       Association   of    Retired
Washington, DC 20037                                 Persons  ("AARP");  Program
                                                     Services and  Administrator
                                                     of  AARP  Foundation;   The
                                                     National     Rehabilitation
                                                     Hospital's     Board     of
                                                     Advisors;        Individual
                                                     Investors          Advisory
                                                     Committee  to the New  York
                                                     Stock   Exchange  Board  of
                                                     Directors;         Steering
                                                     Committee   for  the   U.S.
                                                     Securities   and   Exchange
                                                     Commission  Facts on Saving
                                                     and Investing Campaign; and
                                                     American Savings  Education
                                                     Council's    Policy   Board
                                                     (ASEC).

Barry Hirsch (67)                  Trustee           Senior     Vice  President,
Loews Corporation                                    Secretary,    and   General
667 Madison Avenue                                   Counsel    of         Loews
7th Floor                                            Corporation    (diversified
New York, NY 10021                                   financial     corporation).

Michael M. Kassen* (47)       President and Trustee  Executive  Vice  President,
                                                     Chief  Investment   Officer
                                                     and  Director of  Neuberger
                                                     Berman    Inc.     (holding
                                                     company)     since    1999;
                                                     Executive   Vice  President
                                                     and    Chief     Investment
                                                     Officer of Neuberger Berman
                                                     since 1999;  Chairman since
                                                     May 2000 and Director of NB
                                                     Management   since  January
                                                     1996;  Vice  President from
                                                     1990 until 1999; Partner of
                                                     Neuberger  Berman from 1993
                                                     until 1996 when he became a
                                                     Principal;   President  and
                                                     Trustee   of   four   other
                                                     mutual  funds  for which NB
                                                     Management      acts     as
                                                     investment    manager    or
                                                     administrator since 2000.

Robert A. Kavesh (73)             Trustee            Professor  of  Finance  and
110 Bleecker Street                                  Economics at  Stern  School
Apt. 24B                                             of    Business,    New York
New York, NY 10012                                   University.

                                 Positions Held
Name, Age, and Address (1)       With the Trust      Principal Occupation(s)(2)
--------------------------       --------------      ---------------------------

Howard A. Mileaf (63)             Trustee Vice       President  and      Special
WHX Corporation                                      Counsel to WHX  Corporation
110 East 59th Street                                 (holding    company)  since
30th Floor                                           1992; Director  of   Kevlin
New York, NY  10022                                  Corporation   (manufacturer
                                                     of   microwave  and   other
                                                     products).

Edward I. O'Brien* (72)             Trustee          Private          Investment
12 Woods Lane                                        Management;  President   of
Scarsdale, NY 10583                                  the  Securities    Industry
                                                     Association         ("SIA")
                                                     (securities      industry's
                                                     representative           in
                                                     government   relations  and
                                                     regulatory  matters  at the
                                                     federal  and state  levels)
                                                     from 1974 to 1992;  Adviser
                                                     to SIA from  November  1992
                                                     to November 1993;  Director
                                                     of Legg Mason, Inc.

John P. Rosenthal (68)             Trustee           Senior  Vice  President  of
Burnham Securities Inc.                              Burnham  Securities Inc. (a
Burnham Asset Management Corp.                       registered   broker-dealer)
1325 Avenue of the Americas                          since   1991;     Director,
26th Floor                                           Cancer  Treatment Holdings,
New York, NY  10019                                  Inc.

William E. Rulon (68)              Trustee           Retired.   Senior      Vice
2980 Bayside Walk                                    President    of  Foodmaker.
San Diego, CA 92109                                  Inc.     (operator      and
                                                     Franchiser of  Restaurants)
                                                     until     January     1997;
                                                     Secretary   of   Foodmaker,
                                                     Inc. until July 1996.

Richard Russell (53)        Treasurer and Principal  Vice President of Neuberger
                           Financial and Accounting  Berman   since  1999;  Vice
                                  Officer            President of  NB Management
                                                     from   1993   until   1999;
                                                     Treasurer   and   Principal
                                                     Financial  and   Accounting
                                                     Officer   of   four   other
                                                     mutual  funds  for which NB
                                                     Management      acts     as
                                                     investment    manager    or
                                                     administrator.

                                 Positions Held
Name, Age, and Address (1)       With the Trust      Principal Occupation(s)(2)
--------------------------       --------------      ---------------------------

Cornelius T. Ryan (69)           Trustee             General  Partner  of Oxford
Oxford Bioscience Partners                           Partners     and     Oxford
315 Post Road West                                   Bioscience         Partners
                                                     (venture            capital
                                                     partnerships) and President
                                                     of  Oxford   Westport,   CT
                                                     06880 Venture  Corporation;
                                                     Director  of  Capital  Cash
                                                     Management   Trust   (money
                                                     market fund) and Prime Cash
                                                     Fund.

Tom Decker Seip (50)            Trustee              General   Partner   of Seip
30 Ridge Lane                                        Investments LP (a   private
Orinda, CA 94563                                     investment    partnership);
                                                     Member   of  the  Board  of
                                                     Directors     of    Offroad
                                                     Capital Inc. and  E-Finance
                                                     Corporation     (pre-public
                                                     internet           commerce
                                                     companies);    Trustee   of
                                                     Hambrecht  and  Quist  Fund
                                                     Trust;  Member of the Board
                                                     of Directors of AmericaOne;
                                                     Senior   Executive  at  the
                                                     Charles Schwab  Corporation
                                                     from    1983    to    1999;
                                                     including  Chief  Executive
                                                     Officer of  Charles  Schwab
                                                     Investment Management, Inc.
                                                     and   Trustee   of   Schwab
                                                     Family of Funds and  Schwab
                                                     Investments  from  1997  to
                                                     1998;     Executive    Vice
                                                     President-Retail  Brokerage
                                                     for     Charles      Schwab
                                                     Investment  Management from
                                                     1994 to 1997.

                                 Positions Held
Name, Age, and Address (1)       With the Trust      Principal Occupation(s)(2)
--------------------------       --------------      ---------------------------

Gustave H. Shubert (71)             Trustee          Senior     Fellow/Corporate
13838 Sunset Boulevard                               Advisor   and      Advisory
Pacific Palisades, CA   90272                        Trustee   of           Rand
                                                     (a    non-profit     public
                                                     interest           research
                                                     institution)   since  1989;
                                                     Honorary   Member   of  the
                                                     Board of  Overseers  of the
                                                     Institute     for     Civil
                                                     Justice,     the     Policy
                                                     Advisory  Committee  of the
                                                     Clinical  Scholars  Program
                                                     at   the    University   of
                                                     California,   the  American
                                                     Association     for     the
                                                     Advancement of Science, the
                                                     Council      on     Foreign
                                                     Relations,      and     the
                                                     Institute   for   Strategic
                                                     Studies  (London);  advisor
                                                     to the  Program  Evaluation
                                                     and Methodology Division of
                                                     the U.S. General Accounting
                                                     Office;   formerly   Senior
                                                     Vice  President and Trustee
                                                     of Rand.

Frederic B. Soule (54)         Vice President        Vice President of Neuberger
                                                     Berman  since  1999;   Vice
                                                     President of NB  Management
                                                     from 1995 until 1999;  Vice
                                                     President   of  four  other
                                                     funds    for    which    NB
                                                     Management      acts     as
                                                     investment    manager    or
                                                     administrator since 2000.

Candace L. Straight (53)       Trustee               Private      investor   and
518 Passaic Avenue                                   consultant     specializing
Bloomfield, NJ 07003                                 in the insurance  industry;
                                                     Advisory     Director    of
                                                     Securities  Capital  LLC (a
                                                     global    private    equity
                                                     investment  firm  dedicated
                                                     to  making  investments  in
                                                     the   insurance    sector);
                                                     Principal    of    Head   &
                                                     Company,    LLC    (limited
                                                     liability company providing
                                                     investment    banking   and
                                                     consulting  services to the
                                                     insurance  industry)  until
                                                     March  1996;   Director  of
                                                     Drake Holdings (U.K.  motor
                                                     insurer) until June 1996.

                                 Positions Held
Name, Age, and Address (1)       With the Trust      Principal Occupation(s)(2)
--------------------------       --------------      ---------------------------

Peter E. Sundman* (41)     Chairman of the Board,    Executive  Vice   President
                           Chief Executive Officer   and  Director  of Neuberger
                                and Trustee          Berman    Inc.     (holding
                                                     company)     since    1999;
                                                     Executive Vice President of
                                                     Neuberger    Berman   since
                                                     1999;      Principal     of
                                                     Neuberger  Berman from 1997
                                                     until 1999;  President  and
                                                     Director  of NB  Management
                                                     since  1999;   Senior  Vice
                                                     President of NB  Management
                                                     from   1996   until   1999;
                                                     Director  of  Institutional
                                                     Services  of NB  Management
                                                     from   1988   until   1996;
                                                     Chairman  of the  Board and
                                                     Trustee   of   four   other
                                                     mutual  funds  for which NB
                                                     Management      acts     as
                                                     investment    manager    or
                                                     administrator since 2000.

Peter P. Trapp (55)              Trustee             Regional    Manager     for
Ford Motor Credit Company                            Atlanta Region, Ford  Motor
1455 Lincoln Parkway                                 Credit    Company     since
Atlanta, GA 30346-2209                               August,  1997;        prior
                                                     thereto,   President,  Ford
                                                     Life   Insurance   Company,
                                                     April  1995  until   August
                                                     1997.

Celeste Wischerth (39)         Assistant Treasurer   Vice President of Neuberger
                                                     Berman      since     1999;
                                                     Assistant Vice President of
                                                     NB Management  from 199_ to
                                                     1999;  Assistant  Treasurer
                                                     since  1996 of  four  other
                                                     mutual  funds  for which NB
                                                     Management      acts     as
                                                     investment    manager    or
                                                     administrator.

--------------------

(1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason,

Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

         The Trust's Trust Instrument provides that the Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         The following table sets forth information concerning the compensation of the trustees of the Trust. Neuberger Berman Equity Funds does not have any retirement plan for its trustees.

                              TABLE OF COMPENSATION
                          FOR FISCAL YEAR ENDED 8/31/00

                                                      Total Compensation from
                                     Aggregate      Investment Companies in the
                                    Compensation         Neuberger Berman
Name and Position with the Trust   from the Trust  Fund Complex Paid to Trustees
--------------------------------   --------------  -----------------------------

John Cannon                               $0                   $44,000
Trustee

Faith Colish                           $47,950                 $76,500
Trustee                                           (5 other investment companies)

Stanley Egener*                           $0                     $0
Chairman of the Board, Chief                      (9 other investment companies)
Executive Officer, and Trustee

Walter G. Ehlers                          $0                  $28,000
Trustee

C. Anne Harvey                            $0                  $28,000
Trustee

Barry Hirsch                              $0                  $44,750
Trustee

Michael M. Kassen                         $0                     $0
Trustee

Robert A. Kavesh                          $0                  $44,000
Trustee

Howard A. Mileaf                       $50,750                $67,417
Trustee                                           (4 other investment companies)

                                                      Total Compensation from
                                     Aggregate      Investment Companies in the
                                    Compensation         Neuberger Berman
Name and Position with the Trust   from the Trust  Fund Complex Paid to Trustees
--------------------------------   --------------  -----------------------------

Edward I. O'Brien                      $47,000                 $47,000
Trustee                                           (3 other investment companies)

John T. Patterson, Jr.**               $50,200                 $50,200
Trustee                                           (4 other investment companies)

John P. Rosenthal                      $50,700                 $50,700
Trustee                                           (4 other investment companies)

William E. Rulon                         $0                    $44,000
Trustee

Cornelius T. Ryan                      $48,500                 $48,500
Trustee                                           (3 other investment companies)

Tom Decker Seip                          $0                      $0
Trustee

Gustave H. Shubert                     $44,000                 $44,000
Trustee                                           (3 other investment companies)

Candace L. Straight                      $0                    $62,667
Trustee

Peter E. Sundman                         $0                      $0
Trustee

Peter P. Trapp                           $0                   $25,500
Trustee

Lawrence Zicklin*                        $0                     $0
President and Trustee                             (5 other investment companies)

*Retired, October 27, 1999
**Deceased, September 26, 2000

         At November 30, 2000, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR


         NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated December 16, 2000 ("Management Agreement").


         The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds, although NB Management has no current plans to pay a material amount of such compensation.

         NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. One director of NB Management (who is also an officer of Neuberger Berman), who also serves as an officer of NB Management, presently serves as a trustee and/or officer of the Trust. See "Trustees and Officers." Each Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

         NB Management provides facilities, services, and personnel to each Fund pursuant to an administration agreement with the Trust, dated December 16, 2000 ("Administration Agreement"). For such administrative services, each Fund pays NB Management a fee based on the Fund's average daily net assets, as described below.

         Under the Administration Agreement for each class of shares, NB Management also provides to each Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent. NB Management provides the direct shareholder services specified in the Administration Agreement, assists the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities, solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

         From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

MANAGEMENT AND ADMINISTRATION FEES

         For investment management services, each Fund (except Neuberger Berman Genesis, Millennium, International and Technology Funds) pays NB Management a fee at the annual rate of 0.55% of the first $250 million of that Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Neuberger Berman Genesis Fund and Neuberger Berman Millennium Fund each pay NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion. Neuberger Berman International

Fund pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $1.5 billion. Neuberger Berman Technology Fund pays NB Management a management fee at an annual rate of 0.85% of average net assets.

         For administrative services, the Investor Class of each Fund pays NB Management a fee at the annual rate of 0.26% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract to third parties some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate such third parties for accounting and other services.

         During the fiscal years ended August 31, 2000, 1999 and 1998, the Investor Class of each Fund accrued management and administration fees as follows:

                       Management and Administration Fees
                            Accrued for Fiscal Years
Investor Class                  Ended August 31

                            2000                  1999                  1998
                            ----                  ----                  ----
Century                   $178,122*                N/A                  N/A
Focus                    $11,557,516           $10,300,241          $11,017,126
Genesis                  $7,107,528            $9,893,532           $12,686,644
Guardian                 $20,653,505           $28,897,632          $43,073,250
International            $1,997,435            $1,307,781           $ 1,503,496
Manhattan                $6,751,263            $4,478,397           $ 4,723,225
Millennium               $2,491,722             $296,853**              N/A
Partners                 $17,348,158           $21,997,072          $24,233,862
Regency                    $70,259                   $11,824***         N/A
Socially Responsive       $891,800              $863,071             $ 661,068
Technology                 $55,671****             N/A                  N/A

* From December 6, 1999 (commencement of operations) to August 31, 2000.
** From October 20, 1998 (commencement of operations) to August 31, 1999. *** From June 1, 1999 (commencement of operations) to August 31, 1999.
**** From May 1, 2000 (commencement of operations) to August 31, 2000.

         For administrative services, the Trust and Advisor Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract some of its responsibilities to that Fund under the Administration Agreement and may compensate each Institution that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by certain of the Funds; see "Distribution and Shareholder Services Plan", below.)

         During the fiscal years ended August 31, 2000, 1999 and 1998, the Trust Class of each Fund accrued management and administration fees as follows:

                       Management and Administration Fees
                            Accrued for Fiscal Years
Trust Class                     Ended August 31

                              2000                 1999                 1998
                              ----                 ----                 ----
Century                     $13,397*                N/A                 N/A
Focus                      $2,139,521           $2,063,717           $1,953,132
Genesis                    $6,929,724           $8,235,517           $8,034,410
Guardian                   $9,634,906           $12,732,406         $19,092,633
International                $47,831              $26,186            $ 4,582**
Manhattan                   $851,534             $480,941            $ 525,466
Millennium                  $145,269              $12,525***             N/A
Partners                   $5,936,239           $7,492,692           $6,210,071
Regency                     $212,513                  $532****           N/A
Socially Responsive         $250,183              $183,688            $ 111,257
Technology                     8,453*****           N/A                  N/A

* From December 6, 1999 (commencement of operations) to August 31, 2000. ** From June 29, 1998 (commencement of operations) to August 31, 1998. *** From November 4, 1998 (commencement of operations) to August 31, 1999. **** From June 10, 1999 (commencement of operations) to August 31, 1999. ***** From May 1, 2000 (commencement of operations) to August 31, 2000.

         During the fiscal years ended August 31, 2000, 1999 and 1998, the Advisor Class of each Fund accrued management and administration fees as follows:

                       Management and Administration Fees
                            Accrued for Fiscal Years
Advisor Class                    Ended August 31

                           2000                     1999                  1998
                           ----                     ----                  ----
Focus                     $47,736                  $13,659               $2,762
Genesis                  $973,066                 $643,622              $89,663
Guardian                 $219,188                 $201,255             $141,953
Manhattan                 $34,543                  $4,849               $1, 954
Partners                 $489,344                 $516,328             $170,854

         For administrative services, the Institutional Class of Genesis Fund pays NB Management a fee at the annual rate of 0.15% of that Fund's average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing. In most years, these out-of-pocket expenses are expected to be a fraction of a basis point. During the fiscal year ended August 31, 2000 the Institutional Class of Genesis Fund accrued $1,882,659 in management and administration fees.


WAIVERS AND REIMBURSEMENTS

INVESTOR CLASS

         Until December 31, 1997, NB Management had voluntarily undertaken to reimburse the Investor Class of Neuberger Berman Socially Responsive Fund for its total operating expenses which exceeded 1.50% per annum of the Socially
Responsive Investor Class' average daily net assets. Socially Responsive Investor Class had in turn agreed to repay NB Management through March 14, 1998 for the excess total operating expenses that NB Management reimbursed to it through March 14, 1996, so long as the Class' total operating expenses during that period do not exceed the above expense limitation. During the fiscal year ended August 31, 1997, Socially Responsive Investor Class repaid NB Management $131,041 of expenses that NB Management reimbursed to the Fund through March 14, 1996. As of August 31, 1998, Socially Responsive Investor Class has repaid NB Management for all such expenses.

         NB Management has voluntarily undertaken to reimburse the Investor Class of Neuberger Berman International Fund for its total operating expenses that exceed 1.70% per annum of International Investor Class' average daily net assets. NB Management did not reimburse the International Fund Investor Class pursuant to this arrangement during the last three fiscal years.

         International Fund Investor Class has in turn agreed to repay NB Management through December 31, 1998 for excess total operating expenses that NB Management reimbursed to it through December 31, 1996, so long as its total operating expenses do not exceed the above expense limitation. NB Management may terminate this undertaking by giving at least sixty days' prior written notice to International Fund Investor Class. During the fiscal years ended August 31, 2000, 1999 and 1998, International Fund Investor Class repaid NB Management $0, $20,095 and $126,741, respectively, of expenses that NB Management reimbursed to it through December 31, 1996.

         NB Management has voluntarily undertaken to reimburse the Investor Class of Neuberger Berman Millennium Fund for its total operating expenses which exceed 1.75% of Millennium Investor Class' average daily net assets. Millennium Fund Investor Class has in turn agreed to repay NB Management through December 31, 2000, for the excess Total Operating Expenses that NB Management reimbursed to it through December 31, 1999, so long as the Class' Total Operating Expenses do not exceed the above expense limitation. This undertaking can be terminated by NB Management by giving Millennium Fund Investor Class at least 60 days' prior written notice. During the fiscal year ended August 31, 2000, Millennium Investor Class repaid NB Management $102,478 of expenses that NB Management reimbursed to the Fund through December 31, 1999. As of August 31, 2000, Millennium Investor Class has repaid NB Management for all such expenses.

         NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman Regency Fund for its total operating expenses
(excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of the Regency Investor Class' average daily net assets. This undertaking lasts until December 31, 2010. The Regency Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman Century Fund for its total operating expenses
(excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of Century Investor Class' average daily net assets. This undertaking lasts until December 31, 2010. Century Fund Investor Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

         NB Management has contractually undertaken to reimburse the Investor Class of Neuberger Berman Technology Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 2.00% per annum of Technology Investor Class' average daily net assets. This undertaking lasts until December 31, 2003. Technology Fund Investor Class has contractually undertaken to reimburse NB
Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 2.00% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.


                                              Amount of Total Operating Expenses
Investor Class                                    Reimbursed by NB Management
                                              for Fiscal Years Ended August 31

Fund                             2000               1999              1998
----                             ----               ----              ----
Century                          $56,499*           N/A               N/A
Focus                            $0                 $0                $0
Genesis                          $0                 $0                $0
Guardian                         $0                 $0                $0
International                    $0                 $20,095           $126,741
Manhattan                        $0                 $0                $0
Millennium                       $0                 $102,478**        N/A
Partners                         $0                 $0                $0
Regency                          $62,715            $100,634***       N/A
Socially Responsive              $0                 $0                $0
Technology                       $96,162****        N/A               N/A

--------------------------------------------------------------------------------
*From December 6, 1999  (commencement of operations) to August 31, 2000.
** From October 20, 1998 (commencement of operations) to August 31, 1999. ***From June 10, 1999 (commencement of operations) to August 31, 1999.
**** From May 1, 2000 (commencement of operations) to August 31, 2000.

TRUST CLASS

         NB Management has voluntarily undertaken to reimburse the Trust Class of each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Partners Fund and Neuberger Berman Socially Responsive Fund so that the total operating expenses of each Trust Class are limited to 1.50% of average net assets. NB Management has voluntarily undertaken to reimburse the Trust Class of Neuberger Berman International Fund so that the total operating expenses of its Trust Class are limited to 2.00% of average net assets. Each undertaking can be terminated by NB Management by giving a Fund at least 60 days' prior written notice.

         NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman Millennium Fund through December 31, 2010 so that Millennium Fund Trust Class' expense ratio per annum will not exceed 1.75% of the Class' average daily net assets. Millennium Fund Trust Class has in turn agreed to repay NB Management through December 31, 2000, for the excess total annual operating expenses that NB Management reimbursed to the Class through December 31, 1999, so long as the Millennium Fund Trust Class' Total Operating Expenses do not exceed the above expense limitation.

         NB Management has contractually undertaken to reimburse certain expenses of the Trust Class of each of Neuberger Berman Regency Fund and Neuberger Berman Century Fund through December 31, 2010, so that the total annual operating expenses of each Trust Class are limited to 1.50% of average net assets. Regency Fund and Century Fund Trust Class each has in turn agreed to repay NB Management for expenses reimbursed to that Class, provided that repayment does not cause the Class' total annual operating expenses to exceed 1.50% of its average net assets and the repayment is made within three years of the year in which NB Management incurred the expense.

         NB Management has contractually undertaken to reimburse the Trust Class of Neuberger Berman Technology Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 2.00% per annum of Technology Trust Class' average daily net assets. This undertaking lasts until December 31, 2003. Technology Fund Trust Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class' total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 2.00% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

                                            Amount of Total Operating Expenses
Trust Class                                     Reimbursed by NB Management
                                             for Fiscal Years Ended August 31

Fund                           2000               1999                1998
----                           ----               ----                ----
Century                        $85,719*           N/A                 N/A
Focus                          $29,362            $58,587             $67,257
Genesis                        $0                 $0                  $0
Guardian                       $0                 $0                  $0
International                  $103,947           $89,443             $15,821**
Manhattan                      $55,928            $37,105             $59,281
Millennium                     $42,558            $115,640***         N/A

Partners                       $0                 $0                  $45,387
Regency                        $55,331            $72,144****         N/A
Socially Responsive            $115,370           $101,048            $100,537
Technology                     $86,351*****       N/A                 N/A

--------------------------------------------------------------------------------
*From December 6, 1999 (commencement of operations) to August 31, 2000. **From June 29, 1998 (commencement of operations) to August 31, 1998. *** From November 4, 1998 (commencement of operations) to August 31, 1999. ****From June 10, 1999 (commencement of operations) to August 31, 1999. ***** From May 1, 2000 (commencement of operations) to August 31, 2000.

ADVISOR CLASS

         Until December 31, 2010, NB Management has agreed to reimburse the Advisor Class of each Fund for its total operating expenses which exceed 1.50% per annum of the Advisor Class' average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses).

         The table below shows the amounts reimbursed by NB Management pursuant to these arrangements:

                                    Amount of Total Operating Expenses
                                        Reimbursed by NB Management
Advisor Class                        for Fiscal Years Ended August 31

Fund                        2000                     1999                1998
----                        ----                     ----                ----
Focus                      $75,274                 $85,679             $82,521
Genesis                    $73,105                 $73,117             $72,484
Guardian                     $0                    $13,221             $21,582
Manhattan                  $78,337                 $96,084             $85,971
Partners                     $0                       $0               $10,825

INSTITUTIONAL CLASS
-------------------

         NB Management has contractually undertaken to reimburse Genesis Fund Institutional Class for its total operating expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.85% of Genesis Fund Institutional Class' average daily net assets. This undertaking lasts until December 31, 2010. During the fiscal years ended August 31, 2000 and 1999, the amount of total operating expenses reimbursed by NB Management amounted to $263,954 and $118,939, respectively.

         The Management Agreement continues until June 30, 2001. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of NB Management ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until June 30, 2001. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of NB Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

         The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

SUB-ADVISER

         NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated December 16, 2000 ("Sub-Advisory Agreement").

         The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

         The Sub-Advisory Agreement continues until June 30, 2001 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

         Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

Investment Companies Managed

         As of September 30, 2000, the investment companies managed by NB Management had aggregate net assets of approximately $20.7 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                     Approximate
                                                                   Net Assets at
Name                                                          September 30, 2000
----                                                          ------------------

Neuberger Berman Cash Reserves....................................$1,032,588,729

Neuberger Berman Government Money Fund..............................$298,740,903

Neuberger Berman High Yield Bond Fund................................$13,069,861

Neuberger Berman Institutional Cash Fund ...........................$614,137,910

Neuberger Berman Limited Maturity Bond Fund.........................$209,756,532

Neuberger Berman Municipal Money Fund...............................$249,825,527

Neuberger Berman Municipal Securities Trust..........................$28,921,420

Neuberger Berman Century Fund........................................$40,811,096

Neuberger Berman Focus Fund.......................................$2,281,128,330

Neuberger Berman Genesis Fund.....................................$1,864,536,230

Neuberger Berman Guardian Fund....................................$3,600,872,105

Neuberger Berman International Fund.................................$162,589,812

Neuberger Berman Manhattan Fund...................................$1,297,716,998

Neuberger Berman Millennium Fund....................................$291,746,557

Neuberger Berman Partners Fund....................................$2,720,153,662

Neuberger Berman Regency Fund........................................$36,891,774

Neuberger Berman Socially Responsive Fund...........................$128,352,668

Neuberger Berman Technology Fund.....................................$26,696,757

Advisers Management Trust.........................................$3,027,632,991

         The investment decisions concerning the Funds and the other mutual funds managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by NB Management have varied from one another in the past and are likely to vary in the future.

         There  may be  occasions  when a Fund  and one or more of the  Other NB
Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Funds' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODE OF ETHICS

         The Funds, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to a Fund.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN

         The directors and officers of NB Management, who are deemed "control persons," all of whom have offices at the same address as NB Management, are:
Richard A. Cantor, Director; Robert Matza, Director; Theodore P. Giuliano, Director and Vice President; Michael M. Kassen, Director and Chairman; Barbara
R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Lawrence Zicklin, Director.

         The officers and employees of Neuberger Berman who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are:
Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Administrative Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi L. Schneider, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Salvatore A. Buonocore, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph
F. Collins III, Senior Vice President; Seth J. Finkel, Senior Vice President; Robert Firth, Senior Vice President; Brian E. Hahn, Senior Vice President; Barbara R. Katersky, Senior Vice President; Diane E. Lederman, Senior Vice
President;  Peter B.  Phelan,  Senior Vice  President;  David Root,  Senior Vice
President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Marvin C. Schwartz, Managing Director.

         Mr. Sundman and Mr. Kassen are trustees and officers of the Trust. Mr. Gaffney and Mr. Conti are officers of the Trust.

         Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman. The inside directors and officers of Neuberger Berman, Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi L. Schneider, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director, Chief Administrative Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Director and Vice Chairman; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; and Joseph K. Herlihy, Treasurer.

                            DISTRIBUTION ARRANGEMENTS


         Each Fund offers at least two classes of shares, known as Investor Class and Trust Class shares. Neuberger Berman Focus, Neuberger Berman Genesis, Neuberger Berman Guardian, Neuberger Berman Manhattan, and Neuberger Berman Partners Funds also offer a third class of shares, known as Advisor Class shares. Neuberger Berman Genesis Fund offers a fourth class of shares, known as Institutional Class shares.

DISTRIBUTOR

         NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares. Investor Class, Trust Class and Institutional Class shares are offered on a no-load basis. Trust Class, Advisor Class, and Institutional Class are available only through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

         In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's Investor Class and Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund's Advisor Class and Trust Class shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

         For each Funds' Investor Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

         From time to time, for the Trust Class and Advisor Class, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

         The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class and each fund of the Trust Class (except the Trust Class of Neuberger Berman Genesis, Neuberger Berman Manhattan and Neuberger Berman International Funds) ("Distribution Agreements"). The Distribution Agreements continue until August 2, 2001. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN (Trust Class Only)

         The Plan provides that the Trust Class of Neuberger Berman Century, Neuberger Berman Focus, Neuberger Berman Guardian, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Regency, Neuberger Berman Socially Responsive and Neuberger Berman Technology Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class's plan complies with these rules.

         The table below sets forth the amount of fees accrued for the funds indicated below:

Trust Class                     Period Ended August 31,

Fund                            2000
----                            ----

Century*                        $1,427
Focus                           $182,837
Guardian                        $0
Millennium                      $8,733
Partners                        $0
Regency                         $21,728
Socially Responsive             $19,668
Technology**                    $682

* From December 6, 1999 (commencement of operations) to August 31, 2000. **From May 1, 2000 (commencement of operations) to August 31, 2000.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN (Advisor Class Only)

         The Plan provides that the Advisor Class of each Fund will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class's plan complies with these rules.

         The table below sets forth the amount of fees accrued for the funds indicated below:

Advisor Class                               Period Ended August 31,
Fund                   2000                 1999                    1998
----                   ----                 ----                    ----

Focus                  $13,494              $3,488                  $471
Genesis                $215,959             $141,456                $20,147
Guardian               $64,380              $59,598                 $42,298
Manhattan              $9,148               $1,011                  $213
Partners               $142,627             $151,403                $50,214

         Each Plan requires that NBMI provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

         Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

         The Plans continue until June 30, 2001. The Plans are renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Trust's plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. The Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

                         ADDITIONAL PURCHASE INFORMATION

         SHARE PRICES AND NET ASSET VALUE (All Classes)

         Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

         Each Fund (except Neuberger Berman International Fund) values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on the Nasdaq Stock Market, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. These Funds value all other securities and assets, including restricted securities, by a method that the trustees of the Trust believe accurately reflects fair value.

         Neuberger Berman International Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the trustees of the Trust believe accurately reflects fair value.

         Neuberger Berman International Fund's securities are traded primarily in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of Neuberger Berman International Fund may be significantly affected on days when shareholders have no access to that Fund.

         If NB Management believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the trustees of the Trust believe accurately reflects fair value.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING

         Each Funds' Investor Class shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, an Investor Class shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the Investor Class shareholder's checking account. In either case, the minimum monthly investment is $100. An Investor Class shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

         Automatic investing enables an Investor Class shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, an Investor Class shareholder's average cost of Fund shares generally would be lower than if the Investor Class shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

         As more fully set forth in the section of the Prospectus entitled "Maintaining Your Account," each funds' Investor Class shareholders may redeem at least $1,000 worth of a Fund's shares and invest the proceeds in Investor Class shares of one or more of the other Funds or the Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met. An Institution may exchange any Fund's Advisor Class, Trust Class or Institutional Class shares for shares of one or more of the other Neuberger Berman Funds, if made available through that Institution.

EQUITY FUNDS

    Neuberger Berman Century Fund          Invests mainly  in  common  stocks of
                                           large-capitalization  companies.  The
                                           manager seeks to buy  companies  with
                                           strong   earnings   growth   and  the
                                           potential for higher earnings, priced
                                           at  attractive   levels  relative  to
                                           their growth rates.


    Neuberger Berman Focus Fund            Invests principally  in common stocks
                                           selected   from   13   multi-industry
                                           sectors of the  economy.  To maximize
                                           potential  return,  the Fund normally
                                           makes at least 90% of its investments
                                           in not more than six  sectors  of the
                                           economy believed by the Fund managers
                                           to be undervalued.

    Neuberger Berman Genesis Fund          Invests primarily    in   stocks   of
                                           companies     with    small    market
                                           capitalizations  (up to $1.5  billion
                                           at   the    time   of   the    Fund's
                                           investment).  Fund  managers  seek to
                                           buy the  stocks of  strong  companies
                                           with a history  of solid  performance
                                           and a proven  management  team, which
                                           are selling at attractive prices.

    Neuberger Berman Guardian Fund         A growth and income fund that invests
                                           primarily  in stocks of  established,
                                           high-quality  companies  that are not
                                           well  followed  on Wall Street or are
                                           temporarily out of favor.

    Neuberger Berman International Fund    Seeks  long-term capital appreciation
                                           by  investing  primarily  in  foreign
                                           stocks of any capitalization, both in
                                           developed  economies  and in emerging
                                           markets.     Fund    manager    seeks
                                           undervalued  companies  in  countries
                                           with strong potential for growth.

    Neuberger Berman Manhattan Fund        Invests in  securities   believed  to
                                           have  the   maximum   potential   for
                                           long-term capital appreciation.  Fund
                                           managers  seek  stocks  of  companies
                                           that   are   projected   to  grow  at
                                           above-average  rates and that  appear
                                           to the  managers  poised for a period
                                           of accelerated earnings.

    Neuberger Berman Millennium Fund       Seeks long-term  growth of capital by
                                           investing  primarily in common stocks
                                           of  small-capitalization   companies,
                                           which  it  defines  as  those  with a
                                           total  market  value of no more  than
                                           $1.5  billion  at the time of initial
                                           investment. The Fund co-managers take
                                           a growth approach to stock selection,
                                           looking for new companies that are in
                                           the  developmental  stage  as well as
                                           older companies that appear poised to
                                           grow because of new products, markets
                                           or management. Factors in identifying
                                           these  firms  may  include  financial
                                           strength,  a strong position relative
                                           to competitors and a stock price that
                                           is reasonable  relative to its growth
                                           rate.

    Neuberger Berman Partners Fund         Seeks  capital  growth  through    an
                                           approach that is intended to increase
                                           capital  with  reasonable  risk.  The
                                           fund manager looks  at  fundamentals,
                                           focusing  particularly  on cash flow,
                                           return on capital, and asset values.

    Neuberger Berman Regency Fund          Seeks long-term growth of capital  by
                                           investing  primarily in common stocks
                                           of mid-capitalization companies which
                                           the  manager   believes   have  solid
                                           fundamentals.

    Neuberger Berman Socially Responsive   Seeks long-term capital appreciation
    Fund                                   by  investing  in   common stocks  of
                                           companies  that meet  both  financial
                                           and social criteria.

    Neuberger Berman Technology Fund       Seeks long-term  capital   growth  by
                                           investing  in the  stocks of  dynamic
                                           technology and tech-related companies
                                           of all sizes.

INCOME FUNDS
------------

Neuberger Berman                           A U.S. Government  money  market fund
Government Money Fund                      seeking  maximum safety and liquidity
                                           and  the  highest  available  current
                                           income.    The   Fund    invests   in
                                           securities issued or guaranteed as to
                                           principal  or  interest  by the  U.S.
                                           Government,    its    agencies    and
                                           instrumentalities    and   repurchase
                                           agreements  on  such  securities.  It
                                           seeks to maintain a constant purchase
                                           and redemption price of $1.00.

Neuberger Berman                           A  money  market  fund  seeking   the
Cash Reserves                              highest  current  income   consistent
                                           with safety and  liquidity.  The Fund
                                           invests in high-quality  money market
                                           instruments.  It seeks to  maintain a
                                           constant   purchase  and   redemption
                                           price of $1.00.

Neuberger Berman                           Seeks   the  highest  current  income
Limited Maturity Bond Fund                 consistent   with   low   risk     to
                                           principal    and    liquidity    and,
                                           secondarily,  total return.  The Fund
                                           invests in debt securities, primarily
                                           investment  grade;  maximum 10% below
                                           investment  grade,  but no lower than
                                           B.*/ Maximum average duration of four
                                           years.

Neuberger Berman                           In  seeking  its  objective  of  high
High Yield Bond Fund                       current    income   and, secondarily,
                                           capital  growth,   the  fund  invests
                                           primarily   in    lower-rated    debt
                                           securities.  The fund may also invest
                                           in  investment-grade  debt securities
                                           and stocks.


MUNICIPAL FUNDS
---------------

Neuberger Berman                           A  money  market  fund  seeking   the
Municipal Money Fund                       maximum  current  income  exempt from
                                           federal income tax,  consistent  with
                                           safety    and    liquidity.  The Fund
                                           invests in  high-quality,  short-term
                                           municipal  securities.  It  seeks  to
                                           maintain  a  constant   purchase  and
                                           redemption price of $1.00.

Neuberger Berman Municipal
Securities Trust                           Seeks high  current tax-exempt income
                                           with low risk to  principal,  limited
                                           price fluctuation, and liquidity and,
                                           secondarily,  total return.  The Fund
                                           invests in investment grade municipal
                                           securities  with  a  maximum  average
                                           duration of 10 years.

*/ As rated by Moody's or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

         Any Fund described herein, and any of the Income or Municipal Funds, may terminate or modify its exchange privilege in the future.

         Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

         There can be no assurance that Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, or Neuberger Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

         Each Fund may terminate or modify its exchange privilege in the future. Before effecting an exchange, shareholders should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS

         The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND

         Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Fund distributes to its shareholders, by class, substantially all of its net investment income (after deducting expenses attributable to the class), net realized capital gains, and net realized gains from foreign currency transactions earned or realized by the Fund. Timing of capital gain realization is one factor that a portfolio manager may consider in deciding when to sell a stock. A Fund's net investment income consists of all income accrued on Fund assets less accrued expenses, but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund's NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

         Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman Guardian Fund distributes substantially all of its net investment income, if any, near the end of each calendar quarter.

         Each Fund's dividends and other distributions are automatically reinvested in additional shares of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Investor Class shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check, through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

         A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing to request that the cash election be reinstated.

         Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS

         To continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.


         Dividends and interest received by a Fund, and gains realized by a Fund, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         If more than 50% of the value of Neuberger Berman International Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to that election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective share of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of the Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund would also be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         The Funds' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Exchange-traded futures contracts, certain forward contracts, and listed nonequity options (such as those on a securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends that Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

         If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         Each  of  Neuberger  Berman  Century,   Neuberger  Berman   Millennium,
Neuberger Berman Partners, Neuberger Berman Regency, and Neuberger Berman Socially Responsive Funds may acquire zero coupon securities or other securities issued with original issue discount ("OID"). As a holder of those securities, each such Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each such Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, such a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE FUNDS' SHAREHOLDERS

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.

         As described in "Maintaining Your Account" in the Prospectus, a Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. The accountholder should consult his or her tax adviser regarding any such consequences.

                                FUND TRANSACTIONS

         Neuberger Berman acts as principal broker for each Fund (except Neuberger Berman International Fund) in the purchase and sale of its Fund securities (other than certain securities traded on the OTC market). Neuberger Berman may act as broker for Neuberger Berman International Fund. A substantial portion of the Fund transactions of Neuberger Berman Genesis, Neuberger Berman Millennium and Neuberger Berman Technology Funds involves securities traded on the OTC market; those Funds purchase and sell OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, each Fund seeks to obtain the best price and execution of orders.

         During the fiscal year ended August 31, 1998, Neuberger Berman Manhattan Fund paid brokerage commissions of $1,132,309, of which $546,227 was paid to Neuberger Berman. During the fiscal year ended August 31, 1999, Neuberger Berman Manhattan Fund paid brokerage commissions of $1,155,067, of which $495,351 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2000, Neuberger Berman Manhattan Fund paid brokerage commissions of $798,617, of which $198,979, was paid to Neuberger Berman.1 Transactions in which that Fund used Neuberger Berman as broker comprised 26.68% of the aggregate dollar amount of transactions involving the payment of commissions, and 24.92% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000. 95.66% of the $599,639 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $471,063,420) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds"): American Express Credit Corp., Donaldson, Lufkin & Jenrette Securities Corp., Ford Motor Credit Co., General Electric Capital Corp., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan

Stanley Dean Witter & Co., and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: State Street Bank & Trust Company, $37,934,000.

         During the fiscal year ended August 31, 1998, Neuberger Berman Genesis Fund paid brokerage commissions of $2,419,159, of which $1,159,143 was paid to Neuberger Berman. During the fiscal year ended August 31, 1999, Neuberger Berman Genesis Fund paid brokerage commissions of $2,150,168, of which $1,034,712 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2000, Neuberger Berman Genesis Fund paid brokerage commissions of $1,645,632, of which $680,912 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 43.44% of the aggregate dollar amount of transactions involving the payment of commissions, and 41.38% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000. 95.62% of the $964,721 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $498,523,823) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp., Ford Motor Credit Co., General Electric Capital Corp., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: American Express Credit Corp., $29,967,700; and State Street Bank & Trust Company, $42,140,000.

         During the fiscal year ended August 31, 1998, Neuberger Berman Focus Fund paid brokerage commissions of $2,051,007, of which $998,930 was paid to Neuberger Berman. During the fiscal year ended August 31, 1999, Neuberger Berman Focus Fund paid brokerage commissions of $1,972,390, of which $983,860 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2000, Neuberger Berman Focus Fund paid brokerage commissions of $1,669,792, of which $894,851 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 54.97% of the aggregate dollar amount of transactions involving the payment of commissions, and 53.59% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000. 87.75% of the $774,941 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $477,161,556) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its Regular B/Ds: Morgan Stanley Dean Witter & Co., and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Morgan Stanley Dean Witter & Co., $174,896,625 and State Street Bank & Trust Company, $28,494,000.

         During the fiscal year ended August 31, 1998, Neuberger Berman Guardian Fund paid brokerage commissions of $11,558,523, of which $5,733,976 was paid to Neuberger Berman. During the fiscal year ended August 31, 1999, Neuberger Berman Guardian Fund paid brokerage commissions of $10,793,418, of which $3,975,341 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2000, Neuberger Berman Guardian Fund paid brokerage commissions of $9,118,606, of which $5,140,444 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 59.95% of the aggregate dollar amount of transactions involving the payment of commissions, and 56.37% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000. 80.90% of the $3,978,162 paid to other brokers by that Fund during that fiscal year
(representing commissions on transactions involving approximately $2,970,900,646) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp., Banc of America Securities LLC, Donaldson, Lufkin & Jenrette Securities Corp., Ford Motor Credit Co., General Electric Capital Corp., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: American Express Credit Corp., $39,863,411; Banc of America Securities LLC, $21,553,550; Ford Motor Credit Co., $99,892,208; General Electric Capital Corp., $49,882,639; Morgan Stanley Dean Witter & Co., $65,537,831; and State Street Bank & Trust Company, $67,823,000.

         During the fiscal year ended August 31, 1998, Neuberger Berman Partners Fund paid brokerage commissions of $10,028,713, of which $6,281,978 was paid to Neuberger Berman. During the fiscal year ended August 31, 1999, Neuberger Berman Partners Fund paid brokerage commissions of $14,228,430, of which $7,694,359 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2000, Neuberger Berman Partners Fund paid brokerage commissions of $7,100,372 of which $3,901,435 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 54.59% of the aggregate dollar amount of transactions involving the payment of commissions, and 54.95% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000. 88.32% of the $3,198,937 paid to other brokers by that Fund during that fiscal year
(representing commissions on transactions involving approximately $2,737,466,904) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp., Banc of America Securities LLC, Banc One Capital Markets, Inc., General Electric Capital Corp., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Morgan Stanley Dean Witter & Co., $30,569,263; and State Street Bank & Trust Company, $42,017,000.

         During the fiscal year ended August 31, 1998, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $401,601, of which $296,353 was paid to Neuberger Berman. During the fiscal year ended August 31, 1999,
Neuberger Berman Socially Responsive Fund paid brokerage commissions of $485,040, of which $329,666 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2000, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $372,434, of which $261,387 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 67.16% of the aggregate dollar amount of transactions involving the payment of commissions, and 70.18% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000.

100.00% of the $111,046 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $81,582,172) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its Regular B/Ds: Morgan Stanley Dean Witter & Co., and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Morgan Stanley Dean Witter & Co., $1,721,000; and State Street Bank & Trust Company, $1,720,000.

         During the fiscal year ended August 31, 1998, Neuberger Berman International Fund paid brokerage commissions of $345,192, of which $3,435 was paid to Neuberger Berman. During the fiscal year ended August 31, 1999, Neuberger Berman International Fund paid brokerage commissions of $717,488, of which $5,632 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2000, Neuberger Berman International Fund paid brokerage commissions of $590,623, of which $0 was paid to Neuberger Berman. Transactions in which the Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000. 92.28% of the $590,623 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $254,605,508) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp., Ford Motor Credit Co., General Electric Capital Corp., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., UBS Warburg, LLC, and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: General Electric Capital Corp., $3,992,756; and State Street Bank & Trust Company, $6,880,000.

         During the fiscal year ended August 31, 1999, Neuberger Berman Millennium Fund paid brokerage commissions of $50,656, of which $28,188 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2000, Neuberger Berman Millennium Fund paid brokerage commissions of $138,337, of which $57,703 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 41.52% of the aggregate dollar amount of transactions involving the payment of commissions, and 41.71% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000. 98.13% of the $80,635 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $47,127,362) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp., Ford Motor Credit Co., General Electric Capital Corp., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: State Street Bank & Trust Company, $3,760,000.

         During the fiscal year ended August 31, 1999, Neuberger Berman Regency Fund paid brokerage commissions of $17,045, of which $15,488 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 2000, Neuberger Berman Regency Fund paid brokerage commissions of $192,261, of which $88,526 was paid to
Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 48.41% of the aggregate dollar amount of transactions involving the payment of commissions, and 46.04% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000. 96.24% of the $103,735 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $55,419,227) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its Regular B/Ds: Bear, Stearns & Co. Inc., and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: Bear, Stearns & Co. Inc., $248,131; and State Street Bank & Trust Company, $1,242,000.

         During the fiscal year ended August 31, 2000, Neuberger Berman Century Fund paid brokerage commissions of $28,952, of which $20,706 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 74.57% of the aggregate dollar amount of transactions involving the payment of commissions, and 71.52% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000. 94.98% of the $8,246 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $9,586,941) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its Regular B/Ds: General Electric Capital Corp., Merrill Lynch, Pierce, Fenner & Smith Inc., and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows:
General Electric Capital Corp., $1,250,044; Merrill Lynch, Pierce, Fenner & Smith Inc., $710,500; and State Street Bank & Trust Company, $1,393,000.

         During the fiscal year ended August 31, 2000, Neuberger Berman Technology Fund paid brokerage commissions of $2,849, of which $2,230 was paid to Neuberger Berman. Transactions in which that Fund used Neuberger Berman as broker comprised 78.12% of the aggregate dollar amount of transactions involving the payment of commissions, and 78.29% of the aggregate brokerage commissions paid by the Fund, during the fiscal year ended August 31, 2000. 99.03% of the $619 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $901,261) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 2000, that Fund acquired securities of the following of its Regular B/Ds: American Express Credit Corp. and State Street Bank and Trust Company; at that date, that Fund held the securities of its Regular B/Ds with an aggregate value as follows: State Street Bank & Trust Company, $290,000. Insofar as Fund transactions of Neuberger Berman Partners Fund result from active management of equity securities, and insofar as Fund transactions of Neuberger Berman Manhattan Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Funds to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

         Fund securities may, from time to time, be loaned by a Fund to Neuberger Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Neuberger Berman are fully secured by cash collateral. The portion of the income on the cash collateral which may be shared with Neuberger Berman is to be determined by reference to concurrent arrangements between Neuberger Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger Berman borrows securities from a Fund in order to re-lend them to others, Neuberger Berman may be required to pay that Fund, on a quarterly basis, certain of the earnings that Neuberger Berman otherwise has derived from the re-lending of the borrowed securities. When Neuberger Berman desires to borrow a security that a Fund has indicated a willingness to lend, Neuberger Berman must borrow such security from that Fund, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than that Fund. If, in any month, a Fund's expenses exceed its income in any securities loan transaction with Neuberger Berman, Neuberger Berman must reimburse that Fund for such loss.

         A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to securities loans by the Funds. The following information reflects interest income earned by the Funds from the cash collateralization of securities loans through Neuberger Berman during the fiscal year ended 1998. As reflected below, Neuberger Berman received a portion of the interest income from the cash collateral.

                                      Interest Income from
                                     Collateralization of      Amount Paid to
Name of Fund                           Securities Loans       Neuberger Berman
------------                           ----------------       ----------------

Neuberger Berman
Manhattan Fund                             $  469,745              $  212,611
--------------------------------------------------------------------------------
Neuberger Berman
Genesis Fund                               $  285,737              $  152,375
--------------------------------------------------------------------------------
Neuberger Berman
Guardian Fund                              $1,355,093              $1,035,708
--------------------------------------------------------------------------------
Neuberger Berman
Focus Fund                                 $  139,877              $  101,879
--------------------------------------------------------------------------------
Neuberger Berman
Partners Fund                              $  280,193              $  141,707
--------------------------------------------------------------------------------
Neuberger Berman
Socially Responsive Fund                   $   20,023              $   10,803
--------------------------------------------------------------------------------
Neuberger Berman
International Fund                         $   31,250              $        0


         In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Fund plans to continue to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds' knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with their securities transactions.

         The use of Neuberger Berman as a broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman to retain such compensation, and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

         Under the 1940 Act, commissions paid by a Fund to Neuberger Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Fund's policy that the commissions paid to Neuberger Berman must, in NB Management's judgment, be (1) at least as favorable as those charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Fund Trustees not to be comparable to the Fund. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of Fund securities from, or the sale of Fund securities to, a Fund unless an appropriate exemption is available.

         A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Funds and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

         To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

         Under policies adopted by the Board of Trustees, Neuberger Berman may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman reviews information about each agency cross-trade that the Funds participate in.

         Each Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by, and sale of Fund shares effected through, those brokers.

         In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

         A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage;
(2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

         The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting Fund transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting Fund transactions on behalf of the Managed Accounts may be used for the Funds' benefit.

         Kent C. Simons; Kevin L. Risen and Allan R. White III; Judith M. Vale and Robert W. D'Alelio; Valerie Chang and Benjamin E. Segal; Jennifer K. Silver and Brooke A. Cobb; Michael F. Malouf and Jennifer K. Silver; S. Basu Mullick; Robert I. Gendelman; Janet W. Prindle; and Brooke A. Cobb, each of whom is a Vice President of NB Management and a Managing Director of Neuberger Berman, are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investments of Neuberger Berman Focus, Neuberger Berman Guardian, Neuberger Berman Genesis, Neuberger Berman International, Neuberger Berman Manhattan, Neuberger Berman Millennium, Neuberger Berman Partners, Neuberger Berman Regency, Neuberger Berman Socially Responsive and Neuberger Berman Century Funds, respectively. Each of them has full authority to take action with respect to Fund transactions and may or may not consult with other personnel of NB Management prior to taking such action. If Ms. Prindle is unavailable to perform her responsibilities, Robert Ladd and/or Ingrid Dyott, each of whom is a Vice President of NB Management, and in the case of Mr. Ladd, also a Managing Director of Neuberger Berman, will assume responsibility for Neuberger Berman Socially Responsive Fund. Neuberger Berman Technology Fund is managed by a team of investment professionals led by Jennifer K. Silver.

PORTFOLIO TURNOVER

         A Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

                             REPORTS TO SHAREHOLDERS

         Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors or independent accountants for the Fund. Each Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

         Each Fund is a separate ongoing series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has eleven separate operating series. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

         Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds," and the term "Neuberger Berman" in each Fund's name (except Neuberger Berman Century, Neuberger Berman Regency, and Neuberger Berman Technology Funds) was "Neuberger & Berman."

         DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

         SHAREHOLDER MEETINGS. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

         CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

         OTHER. Because Fund Advisor Class, Trust Class and Institutional Class shares can be bought, owed and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

                          CUSTODIAN AND TRANSFER AGENT

         Each Fund has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All correspondence for other classes should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180

                        INDEPENDENT AUDITORS/ACCOUNTANTS

         Each Fund (other than Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, Neuberger Berman Socially Responsive Fund, and Neuberger Berman Technology Fund) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements. Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, Neuberger Berman Socially Responsive Fund, and Neuberger Berman Technology Fund have selected PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, as the independent accountants who will audit their financial statements.

                                  LEGAL COUNSEL

         Each Fund has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as its legal counsel.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of November 30, 2000, the following are all of the beneficial and record owners of more than five percent of each fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Investor Class            Name and Address                            Percentage
--------------            ----------------                            ----------

Regency                   CHARLES SCHWAB & CO INC                       27.07%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

                          NEUBERGER BERMAN LLC*                          9.42%
                          231-01496-18
                          55 WATER ST
                          27TH FLOOR
                          NEW YORK NY  10041-0001

                          NEUBERGER BERMAN TRUST CO TTEE*                5.12%
                          NEUBERGER BERMAN EMPLOYEES
                          PROFIT SHARING PLAN UTD 05/20/71
                          ATTN AL BOCCARDO
                          605 THIRD AVE 36TH FLR
                          NEW YORK NY  10158-0180

International             CHARLES SCHWAB & CO INC                        8.28%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

                          NEUBERGER BERMAN TRUST CO TTEE*                5.97%
                          NEUBERGERBERMAN EMPLOYEES
                          PROFIT SHARING PLAN UTD 05/20/71
                          ATTN AL BOCCARDO
                          605 THIRD AVE 36TH FLR
                          NEW YORK NY  10158-0180

                          TOWN OF CHESHIRE RETIREMENT PLAN*              5.56%
                          ATTN MICHAEL A MILONE
                          DIRECTOR OF FINANCE
                          TOWN OF CHESHIRE
                          84 S MAIN ST
                          CHESHIRE CT  06410-3108

Socially Responsive       CHARLES SCHWAB & CO INC                       22.24%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

Millennium                CHARLES SCHWAB & CO INC                       18.02%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

                          NEUBERGER BERMAN TRUST CO TTEE*                7.66%
                          NEUBERGER BERMAN EMPLOYEES
                          PROFIT SHARING PLAN UTD 05/20/71
                          ATTN AL BOCCARDO
                          605 THIRD AVE 36TH FLR
                          NEW YORK NY  10158-0180

Guardian                  CHARLES SCHWAB & CO INC                       18.73%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

Manhattan                 CHARLES SCHWAB & CO INC                        7.22%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

Partners                  CHARLES SCHWAB & CO INC                       13.58%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

Genesis                   CHARLES SCHWAB & CO INC                       24.55%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

                          UNION CENTRAL LIFE                             6.30%
                          INSURANCE CO
                          ATTN MUTUAL FUNDS DEPT STATION 3
                          PO BOX 40888
                          CINCINNATI OH  45240-0888

Focus                     CHARLES SCHWAB & CO INC                       10.40%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

Century                   NEUBERGER BERMAN                              13.95%
                          ATTN RON STAIB OPS CONTROL
                          55 WATER ST FL 27
                          NEW YORK NY  10041-0001

Technology                NEUBERGER BERMAN TRUST CO TTEE*                6.71%
                          NEUBERGER BERMAN EMPLOYEES
                          PROFIT SHARING PLAN UTD 05/20/71
                          ATTN AL BOCCARDO
                          605 THIRD AVE 36TH FLR
                          NEW YORK NY  10158-0180

Trust Class
-----------

Regency                   BOSTON SAFE DEPOSIT & TRUST CO TTEE*          95.40%
                          TWA INC PILOTS DIRECTED ACCT PLAN
                          & 401K PLAN FOR PILOTS OF TWA INC
                          ATTN LISA BOVE # 026-0320
                          135 SANTILLI HWY
                          EVERETT MA  02149-1906

International             CHASE MANHATTAN BANK TTEE                     24.98%
                          VARIOUS RETIREMENT PLANS
                          UNDER PPI RETIREMENT PROGRAMS
                          PROFESSIONAL PENSIONS INC
                          444 FOXON RD
                          EAST HAVEN CT  06513-2019

                          FLEET TRUST CORPORATION                       20.33%
                          FBO THIRD PARTY M F ALLIANCES
                          ATTN DAVID NABB
                          PO BOX 2197
                          BOSTON MA  02106-2197

                          NATIONAL FINANCIAL SERV CORP                  20.30%
                          FOR EXCLUSIVE BENEFIT OF
                          OUR CUSTOMERS
                          200 LIBERTY ST - 1 WORLD FIN CTR
                          ATTN MUTUAL FUNDS DEPT - 5TH FLOOR
                          NEW YORK NY  10281-1003

                          SMITH BARNEY INC.                             16.27%
                          00109801250
                          388 GREENWICH STREET
                          NEW YORK NY  10013-2339

                          NEUBERGER AND BERMAN TRUST*                   12.01%
                          T/F LILLIAN VERNON CORP
                          401K PROFIT SHARING PLAN
                          1 THEALL RDL
                          RYE NY  10580-1404

Socially Responsive       ICMA RETIREMENT TRUST*                        58.84%
                          777 N CAPITOL ST NE
                          WASHINGTON DC  20002-4239

                          CHASE MANHATTAN BANK TTEE*                     7.44%
                          AVON PRODUCTS INC
                          SVNGS & STOCK OWNERSHIP 12/28/84
                          1345 AVENUE OF THE AMERICAS
                          NEW YORK NY  10105-0302

                          DELAWARE CHARTER GUARANTEE & TRUST*            6.73%
                          CUST FBO PRINCIPAL MUTUAL LIFE INS
                          CO DTD 1/1/96
                          PO BOX 14540
                          DES MOINES IA  50306-3540

                          NATIONAL FINANCIAL SERV CORP                   5.28%
                          FOR THE EXCLUSIVE BENEFIT OF
                          OUR CUSTOMERS
                          P O BOX 3908
                          CHURCH STREET STATION
                          NEW YORK NY  10008-3908

                          THE UNION CENTRAL LIFE INS CO                  5.26%
                          401K GROUP SEP ACCT
                          1876 WAYCROSS RD
                          PO BOX 40888
                          CINCINNATI OH  45240-0888

Millennium                NATIONAL FINANCIAL SERV CORP                  88.53%
                          FOR THE EXCLUSIVE BENEFIT OF
                          OUR CUSTOMERS
                          P O BOX 3908
                          CHURCH STREET STATION
                          NEW YORK NY  10008-3908

Guardian                  THE MANUFACTURES LIFE INSURANCE               30.88%
                          CO U S A
                          ATTN ROSIE CHUCK PENSION ACCTG
                          200 BLOOR ST E NT3
                          TORONTO ON M4W 1E5
                          CANADA

                          FIDELITY INVESTMENTS INST OPS                 15.30%
                          CO AS AGENT FOR CERTAIN EE BENEFIT
                          PL
                          100 MAGELLON WAY
                          MAILZONE KWIC
                          COVINGTON KY  41015-1999

                          NATIONWIDE LIFE INSURANCE CO                   9.54%
                          QPVA
                          C/O IPO PORTFOLIO ACCOUNTING
                          P O BOX 182029
                          COLUMBUS OH  43218-2029

                          CONNECTICUT GENERAL LIFE                       5.53%
                          INSURANCE COMPANY
                          ATTN CARMEN G RIVERA
                          ONE COMMERCIAL PLAZA
                          280 TRUMBULL ST H19-B
                          HARTFORD CT  06103-3509

                          VARIABLE ANNUITY LIFE INSURANCE                5.49%
                          COMPANY (VALIC)
                          2929 ALLEN PARKWAY L7-01
                          HOUSTON TX  77019-7100

Manhattan                 THE NORTHERN TRUST CO TTEE*                   45.90%
                          FBO CASE CORPORATION 22-75833
                          ATTN KEN KING
                          PO BOX 92956
                          CHICAGO IL  60675-2956

                          FIDELITY INVESTMENTS INST OPS                 11.71%
                          CO AS AGENT FOR CERTAIN EE BENEFIT
                          PL
                          MAILZONE KWIC
                          COVINGTON KY  41015

                          FLEET NATIONAL BANK                           11.64%
                          AETNA/FLEET DIRECTED TRUSTEE
                          U/A DTD 4/22/96
                          151 FARMINGTON AVE STE T531
                          HARTFORD CT  06156-0001

                          MAC & CO A/C 195-643                           9.41%
                          AEOF1956432
                          MUTUAL FUNDS OPERATIONS
                          PO BOX 3198
                          PITTSBURGH PA  15230-3198

                          AETNA LIFE INSURANCE & ANNUITY CO              5.96%
                          ACES-SEPARATE ACCOUNT F
                          ATTN VALUATION UNIT TS31
                          151 FARMINGTON AVE
                          HARTFORD CT  06156-0001

Partners                  NATIONWIDE LIFE INSURANCE                     21.53%
                          QPVA
                          C/O IPO PORTFOLIO ACCOUNTING
                          P O BOX 182029
                          COLUMBUS OH  43218-2029

                          CONNECTICUT GENERAL LIFE                      11.52%
                          INSURANCE COMPANY
                          ATTN CARMEN G RIVERA
                          ONE COMMERCIAL PLAZA
                          280 TRUMBULL ST H19-B
                          HARTFORD CT  06103-3509

                          PRC INC                                       10.87%
                          C/O T ROWE PRICE FINANCIAL
                          ATTN ASSET RECON
                          PO BOX 17215
                          BALTIMORE MD  21297-1215

                          NATIONAL FINANCIAL SERV CORP                   8.30%
                          FOR THE EXCLUSIVE BENEFIT OF
                          OUR CUSTOMERS
                          P O BOX 3908
                          CHURCH STREET STATION
                          NEW YORK NY  10008-3908

                          FIDELITY INVESMENTS INSTIT OPER CO             8.04%
                          AS AGENT FOR CERTAIN BENEFIT PLN
                          100 MAGELLAN WAY
                          MAILZONE KWIC
                          COVINGTON KY  41015-1999

Genesis                   FIDELITY INVESTMENTS INST OPS                 20.84%
                          CO AS AGENT FOR CERTAIN EE BENEFIT
                          PL
                          MAILZONE KWIC
                          COVINGTON KY  41015

                          NATIONAL FINANCIAL SERV CORP                  14.49%
                          FOR THE EXCLUSIVE BENEFIT OF
                          OUR CUSTOMERS
                          P O BOX 3908
                          CHURCH STREET STATION
                          NEW YORK NY  10008-3908

                          SMITH BARNEY INC.                             14.11%
                          00109801250
                          388 GREENWICH STREET
                          NEW YORK NY  10013-2339

                          NATIONWIDE LIFE INSURANCE CO                   6.35%
                          QPVA
                          C/O IPO PORTFOLIO ACCOUNTING
                          P O BOX 182029
                          COLUMBUS OH  43218-2029

                          AMERICAN EXPRESS TRUST CO FBO                  5.48%
                          OF AMERICAN EXPRESS TRUST
                          RETIREMENT SERVICE PLANS
                          ATTN PAT BROWN
                          50534 AXP FINANCIAL CENTER
                          MINNEAPOLIS MN  55474-0001

Focus                     SMITH BARNEY INC                              28.66%
                          00109801250
                          388 GREENWICH ST
                          NEW YORK NY  10013-2339

                          FIDELITY INVESTMENTS INST OPS                 12.15%
                          CO AS AGENT FOR CERTAIN EE BENEFIT
                          PL
                          MAILZONE KWIC
                          COVINGTON KY  41015

                          AMERICAN EXPRESS TRUST CO                      9.58%
                          BENEFIT OF AMERICAN EXPRESS
                          TRUST RETIREMENT SERVICE PLANS
                          ATTN PAT BROWN
                          50534 AXP FINANCIAL CENTER
                          MINNEAPOLIS MN  55474-0505

                          EMJAYCO                                        7.50%
                          OMNIBUS ACCOUNT
                          PO BOX 170910
                          MILWAUKEE WI  53217-0909

                          BOSTON SAFE DEPOSIT & TRUST CO TTEE*           6.23%
                          TWA INC PILOTS DIRECTED ACCT PLAN
                          & 401K PLAN FOR PILOTS OF TWA INC
                          ATTN LISA BOVE # 026-0320
                          135 SANTILLI HWY
                          EVERETT MA  02149-1906

                          AETNA LIFE INSURANCE & ANNUITY CO              5.63%
                          ACES-SEPARATE ACCOUNT F
                          ATTN VALUATION UNIT TS31
                          151 FARMINGTON AVE
                          HARTFORD CT  06156-0001

                          NATIONAL FINANCIAL SERV CORP                   5.54%
                          FOT THE EXCLUSIVE BENEFIT OF
                          OUR CUSTOMERS
                          P O BOX 3908
                          CHURCH STREET STATION
                          NEW YORK NY  10008-3908

Century                   NEUBERGER BERMAN                              93.45%
                          ATTN RON STAIB OPS CONTROL
                          55 WATER ST FL 27
                          NEW YORK NY  10041-0001

                          NATIONAL FINANCIAL SERV CORP                   5.28%
                          FOR THE EXCLUSIVE BENEFIT OF
                          OUR CUSTOMERS
                          P O BOX 3908
                          CHURCH STREET STATION
                          NEW YORK NY  10008-3908

Technology                NEUBERGER BERMAN                              97.26%
                          ATTN RON STAIB OPS CONTROL
                          55 WATER ST FL 27
                          NEW YORK NY  10041-0001

Advisor Class
-------------

Guardian                  TRAVELERS INSURANCE COMPANY #4                97.04%
                          ATTN BOB IAGROSSI 5MS
                          SHAREHOLDER ACCOUNTING
                          ONE TOWER SQUARE
                          HARTFORD CT  06183-0002

Genesis                   CHARLES SCHWAB & CO INC                       37.50%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

                          KEY TRUST CO*                                 29.31%
                          FBO PRISM
                          4900 TIEDEMAN RD
                          BROOKLYN OH  44144-2302

                          FIDELITY INVESTMENTS INSTITUTIONAL            14.63%
                          OPERATIONS CO INC AS AGENT FOR
                          VARIOUS RETIREMENT PLANS

Manhattan                 FISERV SECURITIES INC                         72.30%
                          TRADE HOUSE ACCOUNT
                          ATTN MUTUAL FUND DEPT
                          1 COMMERCE SQUARE
                          2005 MARKET ST
                          PHILADELPHIA PA  19103-7042

                          BSC AS AGENT*                                 12.15%
                          FBO BBH-SD
                          1375 PEACHTREE ST NE STE 300
                          ATLANTA GA  30309-3112

                          CHARLES SCHWAB & CO INC                        6.87%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

Partners                  TRAVELERS INSURANCE COMPANY #4                57.55%
                          ATTN ROGER FERLAND
                          ATTN BOB IAGROSSI 5MS
                          SHAREHOLDER ACCOUNTING
                          ONE TOWER SQUARE
                          HARTFORD CT  06183-0002

                          BROWN BROTHERS & HARRIMAN                     17.14%
                          40 WATER ST
                          BOSTON MA  02109-3661

                          KEY TRUST CO*                                 13.74%
                          FBO PRISM
                          4900 TIEDEMAN RD
                          BROOKLYN OH  44144-2302

Focus                     SMITH BARNEY CORP TRUST CO TTEE               29.61%
                          SMITH BARNEY 401K
                          ADVISOR GROUP TRUST
                          TWO TOWER CENTER
                          PO BOX 1063
                          E BRUNSWICK NJ  08816-1063

                          FIRST UNION NAT'L BANK TTEE                   21.58%
                          FBO FUNB REINVESTMENT ACCOUNT
                          A/C# 1080824434
                          1525 W WT HARRIS BLVD NC-1151
                          CHARLOTTE NC  28262-8522

                          MORRIS & CO                                   12.94%
                          C/O FIRST SOURCE BANK
                          ATTN TRUST OPERATIONS
                          PO BOX 1602
                          SOUTH BEND IN  46634-1602

                          CHARLES SCHWAB & CO INC                       12.66%
                          ATTN MUTUAL FUNDS
                          101 MONTGOMERY ST
                          SAN FRANCISCO CA  94104-4122

                          FTC & CO                                      11.45%
                          ATTN DATALYNX (HOUSE ACCOUNT)
                          PO BOX 173736
                          DENVER CO  80217-3736

                          KEY TRUST CO NA*                               8.48%
                          FBO PRISM
                          4900 TIEDEMAN RD
                          BROOKLYN OH  44144-2338


                             REGISTRATION STATEMENT

         This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

         Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         Through December 15, 2000 the Funds were organized as feeder funds in a master-feeder structure rather than a multi-class structure. Pursuant to the master-feeder structure, each Fund invested all of its net investable assets in a series ("Portfolio") of another registered investment company called Equity Managers Trust that had an investment objective identical to, and a name similar to, that of the Fund. Each Portfolio in turn, invested in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund.

         The  following   financial   statements   and  related   documents  are
incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 2000:

         The audited financial statements of the series of Neuberger Berman Equity Funds and each of their corresponding master funds ("Portfolios") and notes thereto for the fiscal year ended August 31, 2000, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger Berman Genesis Fund and Portfolio, Neuberger Berman Guardian Fund and Portfolio, Neuberger Berman Partners Fund and Portfolio, Neuberger Berman Focus Fund and Portfolio, and Neuberger Berman International Fund and Portfolio; and the reports of PricewaterhouseCoopers LLP, independent accountants, with respect to such audited financial statements of Neuberger Berman Century Fund and Portfolio, Neuberger Berman Manhattan Fund and Portfolio, Neuberger Berman Regency Fund and Portfolio, Neuberger Berman Millennium Fund and Portfolio, Neuberger Berman Socially Responsive Fund and Portfolio, and Neuberger Berman Technology Fund and Portfolio.

         The audited financial statements of the series of Neuberger Berman Equity Trust and their corresponding master fund
         ("Portfolios") and notes thereto for the fiscal year ended August 31, 2000, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger Berman Genesis Trust and Portfolio, Neuberger Berman Focus Trust and Portfolio, Neuberger Berman Guardian Trust and Portfolio, Neuberger Berman Partners Trust and Portfolio, and Neuberger Berman International Trust and Portfolio; and the reports of PricewaterhouseCoopers LLP, independent accountants, with respect to such audited financial statements of Neuberger Berman Century Trust and Portfolio, Neuberger Berman Manhattan Trust and Portfolio,

         Neuberger Berman Regency Trust and Portfolio, Neuberger Berman Millennium Trust and Portfolio, Neuberger Berman Socially Responsive Trust and Portfolio, and Neuberger Berman Technology Trust and Portfolio.

         The audited financial statements of the series of Neuberger Berman Equity Assets and their corresponding master funds ("Portfolios") and notes thereto for the fiscal year ended August 31, 2000, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger Berman Focus Assets and Portfolio, Neuberger Berman Genesis Assets and Portfolio and Neuberger Berman Guardian Assets and Portfolio, and Neuberger Berman Partners Assets and Portfolio, and the report of PricewaterhouseCoopers LLP, independent accountants, with respect to such audited financial statements of Neuberger Berman Manhattan Assets and Portfolio.

         The audited financial statements of Genesis Institutional Fund and its corresponding master fund (Neuberger Berman Genesis Portfolio) and notes thereto for the fiscal year ended August 31, 2000, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements.

                                   Appendix A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
-----------------------------------------------

S&P corporate bond ratings:
--------------------------

                  AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

                  A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                  BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  CI - The rating CI is reserved for income bonds on which no interest is being paid.

                  D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                  Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                  Moody's corporate bond ratings:
                  ------------------------------

                  Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

                  Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

                  A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                  - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                  S&P commercial paper ratings:

                  A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

                  Moody's commercial paper ratings

                  Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                  -     Leading market positions in well-established industries.

                  -     High rates of return on funds employed.

                  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.